Exhibit 10.12

BIOWA/LONZA SUBLICENSE AGREEMENT

between

MEDIMMUNE, LLC

and

VIELA BIO, INC.

Dated as of February 23, 2018

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TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS		2

ARTICLE 2 GRANT OF RIGHTS		3
2.1.	Grant	3
2.2.	Application of BioWa/Lonza License Agreement	3
2.3.	Maintenance of the BioWa/Lonza License Agreement	3
2.4.	Restrictions on Use and Transfer of Cell Line	4
2.5.	No Other Rights Granted by MedImmune	4

ARTICLE 3 ASSUMPTION OF LIABILITIES		5
3.1.	General	5
3.2.	Financial Obligations	5
3.3.	Compliance with Applicable Law	6
3.4.	Reports	6
3.5.	Use of Data and Information	6

ARTICLE 4 INTELLECTUAL PROPERTY		7
4.1.	Ownership and Prosecution of Intellectual Property	7
4.2.	Infringement of Head Licensor Patent Rights	7
4.3.	Infringement of Third-Party Rights	7
4.4.	Product Markings and Trademarks	7

ARTICLE 5 CONFIDENTIALITY AND NON-DISCLOSURE		7
5.1.	Head Licensors’ Confidential Information	7
5.2.	Permitted Use and Disclosures	8
5.3.	Public Disclosure	8
5.4.	Spinco Confidential Information	8

ARTICLE 6 INDEMNITY, LIMITATIONS AND INSURANCE		8
6.1.	Indemnification of MedImmune	8
6.2.	Indemnification of Spinco	8
6.3.	Procedure	9
6.4.	Limitation of Liability	9
6.5.	Disclaimer of Warranties	9
6.6.	Insurance	9

ARTICLE 7 TERM AND TERMINATION		10
7.1.	Term and Expiration	10
7.2.	Termination	10
7.3.	Effect of Termination	11
7.4.	Accrued Rights	12

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ARTICLE 8 MISCELLANEOUS		12
8.1.	Independent Contractor	12
8.2.	Governing Law, Jurisdiction, Venue and Service	12
8.3.	Notices	13
8.4.	No Benefit to Third Parties	14
8.5.	Waiver and Non-Exclusion of Remedies	14
8.6.	Assignment	14
8.7.	Amendment	15
8.8.	Severability	15
8.9.	English Language	15
8.10.	Counterparts	15
8.11.	Entire Agreement	15
8.12.	Construction	16

SCHEDULES

Schedule 1	BioWa/Lonza License Agreement

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BIOWA/LONZA SUBLICENSE AGREEMENT

This BioWa/Lonza Agreement (this “Agreement”) is made and entered into as of February 23, 2018 (the “Effective Date”) by and between MedImmune, LLC, a Delaware corporation, whose registered office is at One MedImmune Way, Gaithersburg, Maryland 20878 (and which is a member of the AstraZeneca group of companies) (“MedImmune”) and Viela Bio, Inc., a Delaware corporation (“Spinco”). MedImmune and Spinco are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

WHEREAS, BioWa, Inc. (“BioWa”) and Lonza Sales AG (“Lonza” and together, the “Head Licensors”) are rights holders in relation to the Potelligent® [***]and associated technology;

WHEREAS, the Head Licensors and MedImmune entered into a Non-Exclusive License Agreement dated November 4, 2013 (the “Biowa/Lonza License Agreement”) pursuant to which the Head Licensors granted MedImmune a non-exclusive, worldwide license under Head Licensors’ technology to research antibodies made using Potelligent® [***] (as defined in the BioWa/Lonza License Agreement) and to develop, manufacture and commercialize such antibodies;

WHEREAS, under the BioWa/Lonza License Agreement, MedImmune has developed a cell line for the expression of the antibody known as MEDI-7734 that specifically binds to ILT7 as its intended primary target (“MEDI-7734”) using Potelligent® [***] (referred to as [***]) (the “7734 Cell Line”) such that the 7734 Cell Line is a Transfected Cell (as defined in the BioWa/Lonza License Agreement);

WHEREAS, MedImmune, MedImmune Limited and AstraZeneca Collaboration Ventures, LLC have agreed to sell, or to procure the sale, to Spinco, of certain assets relating to certain products and programs aimed at treating inflammation and autoimmune disorders, including specified patents and know-how relating exclusively to such products or programs, on the terms and subject to the conditions set forth in that certain Asset Purchase Agreement dated February 23, 2018 (the “APA”);

WHEREAS, MedImmune is willing to grant a sublicense to Spinco under the BioWa/Lonza License Agreement, with respect to the 7734 Cell Line and Spinco is willing to receive such sublicense on the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

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ARTICLE 1

DEFINITIONS

Definitions in this Agreement. Unless otherwise specifically provided herein, capitalized words and phrases used in this Agreement shall have the meaning ascribed to them in the BioWa/Lonza License Agreement. In addition, the following terms shall have the following meanings:

1.1.    “7734 Cell Line” has the meaning set forth in the Recitals.

1.2.     “Affiliate” has the meaning set forth in the APA.

1.3.    “Agreement” has the meaning set forth in the preamble hereto.

1.4.    “APA” has the meaning set forth in Recitals.

1.5.    “Assignment” has the meaning set forth in Section 8.6.

1.6.    “BioWa” has the meaning set forth in the Recitals.

1.7.    “BioWa/Lonza License Agreement” has the meaning set forth in the Recitals. A copy of the BioWa/Lonza License Agreement is attached at Schedule 1 and all section cross-references with respect to the BioWa/Lonza License Agreement that are used in this Agreement shall refer to the sections in the attached copy.

1.8.    “Business Day” has the meaning set forth in the APA.

1.9.     “Effective Date” has the meaning set forth in the preamble hereto.

1.10.    “Exploit” means to develop, commercialize, make, have made, use, import, have imported, export, have exported, sell, have sold, offer for sale and otherwise dispose of; and “Exploiting” and “Exploitation” shall have a corresponding meaning.

1.11.    “Head Licensors” has the meaning set forth in the Recitals.

1.12.    “Law” has the meaning set forth in the APA.

1.13.    “Lonza” has the meaning set forth in the Recitals.

1.14.    “MEDI-7734” has the meaning set forth in the Recitals.

1.15.    “MedImmune” has the meaning set forth in the preamble hereto.

1.16.    “Notice” has the meaning set forth in Section 8.3.1.

1.17.    “Party” and “Parties” have the meanings set forth in the preamble hereto.

1.18.    “Product” means any product containing or comprising MEDI-7734 expressed using the 7734 Cell Line.

1.19.    “Spinco” has the meaning set forth in the preamble hereto.

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1.20.    “Tax” has the meaning set forth in the APA.

1.21.    “Third Party” has the meaning set forth in the APA.

1.22.    “Transaction Agreements” has the meaning set forth in the APA.

ARTICLE 2

GRANT OF RIGHTS

2.1.    Grant. As of the Effective Date, subject to Section 2.2 and the other terms and conditions of this Agreement, MedImmune hereby grants to Spinco an exclusive (as between MedImmune and Spinco) sublicense under the licenses granted to MedImmune under Section 2.1.2 of the BioWa/Lonza License Agreement, solely for the purpose of Exploiting the Product in the Field in the Territory in accordance with the terms and conditions of this Agreement. Spinco shall not grant any sublicense under the rights granted to it by MedImmune hereunder without the prior written approval of MedImmune and, if required, the Head Licensors; provided, that if the Head Licensors have consented to such sublicense in writing Spinco shall provide a copy of such consent to MedImmune and MedImmune’s consent shall not be required.

2.2.    Application of BioWa/Lonza License Agreement. The sublicense granted by MedImmune in Section 2.1 and any right of Spinco to grant a further sublicense thereunder shall be subject and subordinate to the terms and conditions of the BioWa/Lonza License Agreement and shall be effective solely to the extent permitted under the terms of the BioWa/Lonza License Agreement. Without limitation of the foregoing, to the extent that the BioWa/Lonza License Agreement requires that particular terms or conditions of the BioWa/Lonza License Agreement be contained or incorporated in any agreement granting a sublicense thereunder, such terms and conditions are hereby deemed to be incorporated herein by reference.

2.3.    Maintenance of the BioWa/Lonza License Agreement.

2.3.1.    MedImmune covenants to Spinco that:

(a)    To the extent not expressly delegated to or assumed by Spinco as provided in this Agreement, MedImmune shall fulfill all of its material obligations, including its payment obligations, under the BioWa/Lonza License Agreement to the extent that failure to do so would have an adverse effect on or would reasonably be expected to adversely affect Spinco’s rights or obligations under this Agreement; and

(b)    MedImmune shall not amend, waive, take an action or omit to taking any action that would alter or otherwise modify any of MedImmune’s rights under, or violate or breach, the terms of the BioWa/Lonza License Agreement during the term of this Agreement, in each case in a manner that would have an adverse effect on or would reasonably be expected to adversely affect Spinco’s rights or obligations under this Agreement, and shall not terminate the BioWa/Lonza License Agreement, in whole, or with respect to the Commercial License for the ILT7 Target, in each case without Spinco’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed); provided that

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MedImmune shall not be required to make any payments to Head Licensors with respect to the Exploitation of the Product if Spinco is in breach of its payment obligations hereunder with respect to such Head Licensor and MedImmune may terminate the BioWa/Lonza License Agreement with respect to the Product if Spinco is in breach of its obligations under Article 3 and fails to remedy such breach within [***] following its receipt of written notice thereof from MedImmune. MedImmune shall promptly notify Spinco of any default under, termination or amendment of the BioWa/Lonza Agreement to the extent relevant to Spinco’s rights or obligations under this Agreement.

2.3.2.    MedImmune represents and warrants that as of the Effective Date:

(a)    MedImmune is entitled to grant the rights and licenses granted to Spinco under this Agreement; and

(b)    MedImmune has provided to Spinco an accurate, true and complete copy of the BioWa/Lonza License Agreement, including all amendments thereto, and, except as set out in Schedule 4.4 to the APA, to MedImmune’s knowledge the BioWa/Lonza License Agreement is in full force and effect, MedImmune has not received any notice that it is in breach of the BioWa/Lonza License Agreement and none of the parties to the BioWa/Lonza License Agreement is in breach thereof.

2.4.    Restrictions on Use and Transfer of 7734 Cell Line. Spinco acknowledges that the cells comprising the 7734 Cell Line are Transfected Cells as defined in the BioWa/Lonza License Agreement. The 7734 Cell Line is subject to the restrictions as set out in the BioWa/Lonza License Agreement and Article 5. Spinco may use the 7734 Cell Line to express Product solely in accordance with the terms and conditions of this Agreement and for no other purpose. For clarity, Spinco shall comply with the terms of Sections 2.5 and 2.7 of the BioWa/Lonza License Agreement as if it were a party thereto in place of MedImmune. Spinco acknowledges and agrees that notwithstanding any contrary provision in the APA or any other agreement between MedImmune and Spinco, MedImmune may only transfer the 7734 Cell Line to Spinco in accordance with Section 2.3.1 of the BioWa/Lonza License Agreement. Spinco shall only transfer the 7734 Cell Line to a Spinco facility if that facility is in an Approved Territory. Spinco shall not transfer the 7734 Cell Line to any Affiliate or any Third Party without MedImmune’s consent; provided, that if the Head Licensors have consented to such transfer in writing Spinco shall provide a copy of such consent to MedImmune and MedImmune’s consent shall not be required. For clarity, Biological Materials (as defined in the APA) shall not include any Potelligent® [***] cells, Transfection Supplements or Vectors.

2.5.    No Other Rights Granted by MedImmune. Except as expressly provided herein and without limiting the foregoing, MedImmune grants no other right or license not otherwise expressly granted herein.

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ARTICLE 3

ASSUMPTION OF LIABILITIES

3.1.    General. On and after the Effective Date and as between MedImmune and Spinco and subject to the Transaction Agreements (as defined in the APA), Spinco shall assume responsibility for the Exploitation of the Product and MedImmune and its Affiliates shall have no rights with respect to the Exploitation of the Product except as expressly set forth in the Transaction Agreements. Each Party shall use commercially reasonable efforts to take such actions as the other Party may reasonably require to ensure that the other Party can comply with its obligations under the BioWa/Lonza License Agreement.

3.2.    Financial Obligations.

3.2.1.    Assumption of Liability. As consideration for MedImmune granting the sublicense to Spinco in accordance with Section 2.1, Spinco shall be responsible for and shall pay to MedImmune for further payment to the Head Licensors (or, if applicable, to reimburse MedImmune if MedImmune has made a payment to the Head Licensors after the Effective Date that, as between the Parties pursuant to this Agreement, is Spinco’s responsibility), or (if directed in writing by MedImmune) to the Head Licensors, all amounts that are paid or payable by MedImmune to the Head Licensors under the BioWa/Lonza License Agreement with respect to the Exploitation of the Product by Spinco, its Affiliates or sublicensees after the Effective Date, including any royalty or milestone payments due solely with respect to the Exploitation of the Product under Sections 6.5.1(b) to (f) or 6.6 of the BioWa/Lonza License Agreement; provided, that Spinco shall not be required to pay or make any contribution to the annual Lonza Research License Fee payable in accordance with Section 6.1.2 of the BioWa/Lonza License Agreement.

3.2.2.    Reductions and Calculations. The payment obligations assumed by Spinco under Section 3.2.1 will be calculated in accordance with the BioWa/Lonza License Agreement [***] under the BioWa/Lonza License Agreement solely with respect to Exploitation of the Product by Spinco, its Affiliates or sublicensees.

3.2.3.    Payments and Reports. Unless otherwise directed by MedImmune, Spinco shall pay all amounts that become due for payment in accordance with Section 3.2.1 and provide any required related notification and reports under the BioWa/Lonza License Agreement (including Progress Reports, and notifications and reports pursuant to Section 6.8 of the BioWa/Lonza License Agreement) solely with respect to the Product to MedImmune or (if directed in writing by MedImmune) to the Head Licensors, in each case in accordance with the terms and conditions of Articles 5 and 6 of the BioWa/Lonza License Agreement as if Spinco were a party thereto in place of MedImmune and references to BioWa, Lonza or Licensors were to MedImmune; provided, that Spinco shall pay all such amounts and provide such required notification and reports to MedImmune at least [***] in advance of the due date for such payment, notification or report under the BioWa/Lonza License Agreement, so that MedImmune shall in turn satisfy its payment and reporting obligations to the Head Licensors under the BioWa/Lonza License Agreement in accordance with the requirements thereof. Subject to the foregoing, MedImmune shall be responsible for the timely payment, notification and reporting obligations under the BioWa/Lonza License Agreement, and in the event that MedImmune has timely received payment from Spinco but fails to make the corresponding payment with respect to the Product when due under the BioWa/Lonza License Agreement, Spinco shall have the right to (and if the Head Licensors have provided notice in accordance with

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Section 2.3.5 of the BioWa/Lonza Agreement, Spinco shall) make such payment on behalf of MedImmune. In such event, MedImmune shall promptly reimburse Spinco any such amounts paid by Spinco or, at Spinco’s election, Spinco may offset such amounts paid by Spinco against any future amounts payable to MedImmune hereunder.

3.2.4.    Records and Audit. Spinco shall keep records as described in Sections 6.11 and 6.12 of the BioWa/Lonza License Agreement solely with respect to the Product and shall grant to MedImmune rights to audit such records and books consistent with the Head Licensors’ rights to audit MedImmune pursuant to such section and MedImmune shall have the right to disclose the results of any such audit to the Head Licensors.

3.2.5.    Tax. For the avoidance of doubt, Article X of the APA shall govern all matters relating to Tax with respect to the transactions contemplated by this Agreement.

3.2.6.    Interest. If either Party fails to pay any amount payable under this Agreement by the due date for such payment, then interest shall accrue on that amount for the period beginning on the due date for payment and ending on the date of actual payment (both before and after judgment) at the rate of [***] from time to time, and in any event in the case of amounts owed by Spinco, not less than the amount payable under Section 6.9 of the BioWa/Lonza License Agreement. [***]. For clarity, in the event Spinco makes a timely payment to MedImmune and MedImmune fails to pay timely the corresponding payment to the Head Licensors, Spinco shall not be obligated to pay any interest under the BioWa/Lonza License Agreement to the extent resulting from such late payment by MedImmune.

3.3.    Compliance with Applicable Law. In exercising its rights and performing its obligations under this Agreement, Spinco shall comply in all material respects with applicable laws, regulations and guidelines (including cGMP with respect to Product that will be administered in humans or animals). MedImmune shall perform its obligations under this Agreement in accordance with applicable laws, regulations and guidelines.

3.4.    Reports. Spinco shall provide reports (including reports pursuant to Article 5 of the BioWa/Lonza License Agreement) solely with respect to the Exploitation of the Product to MedImmune or (if directed in writing by MedImmune) to the Head Licensors, in each case in accordance with the terms and conditions of the BioWa/Lonza License Agreement as if Spinco were a party thereto in place of MedImmune and references to Licensor were to MedImmune.

3.5.    Use of Data and Information. Spinco agrees and acknowledges that the Head Licensors may use redacted cell line performance data for cell lines produced under the BioWa/Lonza License Agreement for the purposes of marketing the Potelligent®[***] in accordance with Section 9.8 of the BioWa/Lonza License Agreement. The Parties shall use the mechanism set forth in Section 9.5 of the BioWa/Lonza License Agreement for review and clearance of any such redacted cell line performance data.

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ARTICLE 4

INTELLECTUAL PROPERTY

4.1.    Ownership and Prosecution of Intellectual Property. Sections 8.1 and 8.2 of the BioWa/Lonza License Agreement shall apply to inventions and Licensor Improvements made by Spinco, as it applies to inventions and Licensor Improvements made by MedImmune and Spinco shall provide notice, make disclosures (or cause such disclosures to be made), keep records and execute documents as described therein, and take such other actions as may be reasonably requested to enable the Head Licensors to prosecute and maintain such Licensor Improvements, in each case as if it were a party to Article 8 of the BioWa/Lonza License Agreement in the place of MedImmune. Without limitation, Spinco hereby assigns to MedImmune (or if directed by MedImmune, the Head Licensors) its entire right, title and interest in and to any Licensor Improvements developed, conceived, reduced to practice, or invented by Spinco or its sublicensees. Inventorship shall be determined in accordance with U.S. law.

4.2.    Infringement of Head Licensor Patent Rights. Each Party shall promptly notify the other Party of any Enforcement Action and solely to the extent relating to the Product (and not any product Exploited by MedImmune). MedImmune shall, at Spinco’s request and cost and subject to Spinco providing MedImmune with a suitable indemnity, use reasonable endeavors to enable Spinco to exercise MedImmune’s rights (if any) to join an action as provided in Section 8.3 of the BioWa/Lonza License Agreement or seek a reduction in royalties owed to the Head Licensors as provided in Section 8.3.1 of the BioWa/Lonza License Agreement.

4.3.    Infringement of Third-Party Rights. Spinco shall promptly notify MedImmune in writing upon becoming aware of any claims that Spinco’s use of the Licensor Patent Rights and/or Licensor Know-How infringes or improperly or unlawfully uses the proprietary rights of any Third Party. Spinco shall use commercially reasonable efforts to cooperate with the Head Licensors’ defense of such claims (at Head Licensors’ cost and expense) and MedImmune shall, at Spinco’s request and cost and subject to Spinco providing MedImmune with a suitable indemnity, use commercially reasonable endeavors to enable Spinco to exercise MedImmune’s rights (if any) to defend such claims as provided for in Section 8.4 of the BioWa/Lonza License Agreement.

4.4.    Product Markings and Trademarks. Spinco shall mark, or shall cause to be marked, any and all Product marketed and sold by or on behalf of Spinco in accordance with Section 8.5 of the BioWa/Lonza License Agreement. For the purposes of such marking, MedImmune hereby grants Spinco a non-exclusive, revocable (in accordance with Section 8.5 of the BioWa/Lonza License Agreement) sublicense, to use and display the “Potelligent® [***] trademark. Spinco recognizes that any further sublicensing of the trademark rights described in this Section 4.4 shall require the written consent of MedImmune.

ARTICLE 5

CONFIDENTIALITY AND NON-DISCLOSURE

5.1.    Head Licensors’ Confidential Information. Spinco shall comply with Article 9 of the BioWa/Lonza License Agreement as if it were a Party thereto in place of MedImmune with respect to: (a) information identified by MedImmune as being Confidential Information of the Head Licensors, including the 7734 Cell Line; and (b) information disclosed by the Head Licensors to Spinco. For clarity, Spinco shall only have the right to use the

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Confidential Information described in the preceding sentence to Exploit the Product in accordance with the license granted under Section 2.1 and, pursuant to such license, as otherwise consistent with Article 9 of the BioWa/Lonza License Agreement.

5.2.    Permitted Use and Disclosures. Without limiting Section 5.1, Spinco shall notify MedImmune of proposed disclosures, take into reasonable consideration MedImmune’s comments with respect thereto, seek to minimize disclosure, protect confidentiality and adhere to the publications procedures, as described in Article 9 of the BioWa/Lonza License Agreement as if Spinco were a party thereto as the receiving party thereunder.

5.3.    Public Disclosure. Spinco shall not issue a press release or make any other public disclosure of the terms of the BioWa/Lonza License Agreement without the prior written approval of MedImmune.

5.4.    Spinco Confidential Information. Information disclosed by or on behalf of Spinco to MedImmune under this Agreement shall be treated as Spinco’s Confidential Information and subject to Section 7.2 of the APA; provided that MedImmune shall be entitled to disclose such information to the Head Licensors pursuant to the BioWa/Lonza License Agreement.

ARTICLE 6

INDEMNITY, LIMITATIONS AND INSURANCE

6.1.    Indemnification of MedImmune. Spinco shall indemnify, defend and hold each AZ Indemnified Party (as defined in the APA) harmless from and against any and all Losses (as defined in the APA) arising from Third Party claims including any claims made by the Head Licensors pursuant to Section 11.1 of the BioWa/Lonza License Agreement incurred, resulting or arising from or relating to (a) any breach of or failure to perform any covenant or agreement made by Spinco in this Agreement; (b) the negligence or willful misconduct of Spinco, its Affiliates or sublicensees or (c) Exploitation of any Product by Spinco, its Affiliates or sublicensees, except in each case to the extent such claim is due to Sections 6.2(a)-(b); provided that, for clarity, if Spinco is in breach of its payment obligations hereunder any failure by MedImmune to make payments to the Head Licensors with respect to the Exploitation of Product shall not constitute negligence or willful misconduct of MedImmune.

6.2.    Indemnification of Spinco. MedImmune shall indemnify, defend and hold each Spinco Indemnified Party (as defined in the APA) harmless from and against any and all Losses (as defined in the APA) arising from Third Party claims incurred, resulting or arising from or relating to (a) any breach of or failure to perform any covenant or agreement made by MedImmune in this Agreement; or (b) the negligence or willful misconduct of MedImmune, its Affiliates or sublicensees (other than Spinco or its Affiliates or sublicensees), except in each case (a) and (b) to the extent such claim is due to Sections 6.1(a)-(c).

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6.3.    Procedure. The Party seeking indemnification under Sections 6.1-6.2 shall (i) promptly notify the indemnifying Party in writing of the claim for which it seeks indemnification, (ii) give the indemnifying Party sole control of the defense and settlement thereof, and (iii) provide the indemnifying Party, at the indemnifying Party’s expense, with reasonable assistance and full information with respect to such claims; provided, however, the indemnifying Party shall not enter into any settlement that admits fault, wrongdoing or damages, or otherwise requires any consideration other than money, without the indemnified Party’s written consent, such consent not to be unreasonably withheld or delayed. The indemnifying Party shall have no obligations with respect to such claims if the indemnified Party makes any admission, settlement or other communication regarding such claim without the prior written consent of the indemnifying Party. In addition, the indemnifying Party shall have no obligation to indemnify the indemnified Party for any costs or expenses incurred without the indemnifying Party’s prior written consent.

6.4.    Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AND EXCEPT AS A RESULT OF COMMON LAW FRAUD IN CONNECTION WITH MATTERS COVERED HEREIN OR A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS HEREUNDER, AND EXCEPT WITH RESPECT TO ANY LIABILITY PURSUANT TO SECTIONS 6.1 OR 6.2, NEITHER SPINCO NOR MEDIMMUNE SHALL BE LIABLE TO THE OTHER OR THEIR AFFILIATES, FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, OR INDIRECT DAMAGES, INCLUDING FOR LOSS OF PROFITS, REVENUE OR INCOME, DIMINUTION IN VALUE OR LOSS OF BUSINESS OPPORTUNITY (IN EACH CASE, WHETHER OR NOT FORESEEABLE AT THE EFFECTIVE DATE), OR FOR ANY DAMAGES CALCULATED BY REFERENCE TO A MULTIPLIER OF REVENUE PROFITS, EBITDA OR SIMILAR METHODOLOGY, CONNECTED WITH OR RESULTING FROM ANY BREACH OF THIS AGREEMENT, OR ANY ACTIONS UNDERTAKEN IN CONNECTION WITH, OR RELATED HERETO, INCLUDING ANY SUCH DAMAGES WHICH ARE BASED UPON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND MISREPRESENTATION), BREACH OF WARRANTY, STRICT LIABILITY, STATUTE, OPERATION OF LAW OR ANY OTHER THEORY OF RECOVERY.

6.5.    Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY TRANSACTION AGREEMENT, MEDIMMUNE EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE LICENSED INTELLECTUAL PROPERTY OR THIS AGREEMENT, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY, OR NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS.

6.6.    Insurance. Spinco shall have and maintain such types and amounts of insurance covering its Exploitation of each Product as (i) is normal and customary in the pharmaceutical industry generally for parties similarly situated; (ii) would normally be insured against by a prudent business in connection with the risks associated with this Agreement; and (iii) is otherwise required by Law but in any event no less than as described in Section 11.5 of the BioWa/Lonza License Agreement as if it were a party thereto in place of MedImmune. Within [***] of written request by MedImmune, Spinco shall provide to MedImmune evidence of its relevant insurance coverage.

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ARTICLE 7

TERM AND TERMINATION

7.1.    Term and Expiration. This Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with Section 7.2, shall continue in effect until expiration or termination of the BioWa/Lonza License Agreement with respect to the Product. For the avoidance of doubt, when MedImmune’s license under the BioWa/Lonza License Agreement with respect to the Product becomes fully paid-up under Section 7.9 of BioWa/Lonza License Agreement, Spinco’s license granted under this Agreement with respect to the Product shall become fully paid-up.

7.2.    Termination.

7.2.1.    Either Party may terminate this Agreement immediately upon written notice to the other Party if such other Party materially breaches this Agreement, or such other Party, its Affiliates or sublicensees takes or fails to take any action that if such action had been taken or failed to be taken by MedImmune, would constitute a material breach of the BioWa/Lonza License Agreement as further described in Section 7.3 of the BioWa/Lonza License Agreement, and in either case fails to remedy such breach within thirty (30) days following its receipt of written notice thereof from such Party. Notwithstanding the foregoing, if a Party disputes in good faith a breach alleged by the other Party pursuant to this Section 7.2.1 by written notice to such other Party within such thirty (30)-day period, such other Party shall not have the right to terminate this Agreement unless it has been determined that this Agreement was materially breached in accordance with Section 7.2.3, and such Party fails to comply with its obligations alleged to have been breached within thirty (30) days after such determination.

7.2.2.    MedImmune may terminate this Agreement immediately upon written notice to Spinco if Spinco, its Affiliates or sublicensees knowingly, directly or indirectly, opposes or assists any Third Party in opposing the grant of letters patent or any patent application within any of the Licensor Patent Rights, or disputes or knowingly, directly or indirectly, assists any Third Party in disputing the validity of any Patent within any of the Licensor Patent Rights or any of the claims thereof.

7.2.3.    Either Party may terminate this Agreement immediately upon written notice if the other Party (a) voluntarily declares or seeks protection under bankruptcy or insolvency laws, (b) has an involuntary petition in bankruptcy filed against it, which petition is not dismissed within [***] following it filing, (c) has its business placed in the hands of a receiver or trustee and the appointment of such receiver or trustee if not dissolved within [***], (d) ceases to exist as an active business or (e) suffers any other event described in Section 7.5 of the BioWa/Lonza License Agreement.

7.2.4.    Spinco may terminate this Agreement for any reason upon thirty (30) days prior written notice to MedImmune.

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7.2.5.    This Agreement shall automatically terminate on termination of the BioWa/Lonza License Agreement in its entirety or with respect to the Commercial License for the ILT7 Target, for any reason; provided, that if Spinco is not in breach of this Agreement, MedImmune shall, at Spinco’s request, use reasonable efforts to assist Spinco in obtaining a direct license from the Head Licensors with respect to the Product.

7.2.6.    Bankruptcy. All rights and licenses granted under or pursuant to this Agreement from MedImmune to Spinco are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any non-U.S. equivalent thereof, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. MedImmune agrees that Spinco, as sublicensee of certain rights and licenses under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any non-U.S. equivalent thereof; provided, that any such sublicense shall continue to be subject to the BioWa/Lonza License Agreement. MedImmune further agrees that, in the event of the commencement of a bankruptcy proceeding by or against MedImmune under the U.S. Bankruptcy Code or other applicable Law governing MedImmune, subject to Section 7.2.5, Spinco shall have the right to retain any and all rights and licenses granted to it hereunder, to the maximum extent permitted by applicable Law (such as under Sections 365(n)(1) and 365(n)(2) of the U.S. Bankruptcy Code or any non-U.S. equivalent thereof), unless MedImmune (or its bankruptcy trustee) elects to assume this Agreement and continue to perform all of its obligations under this Agreement.

7.3.    Effect of Termination.

7.3.1.    Upon termination or expiration of this Agreement, each Party shall promptly return to the other Party all of such other Party’s Confidential Information, however, that counsel of such Party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with its confidentiality obligations hereunder.

7.3.2.    Upon termination of this Agreement for any reason, MedImmune and Spinco may complete any production batches of Product in process at the date of such termination and sell or otherwise distribute the inventory of any Product then on hand until the second anniversary of the date of such termination. For clarity, this Agreement (including Section 3.2) shall continue to apply to any such sale or distribution.

7.3.3.    Subject to Spinco’s rights relating to inventory in Section 7.3.2, upon termination (but not expiration) of this Agreement, Spinco shall promptly destroy all Transfected Cells and Antibodies (and, if applicable, any Potelligent® [***] cells, Transfection Supplements or Vectors) and provide MedImmune with a written certification to such effect.

7.3.4.    The sublicense granted in Section 2.1 shall terminate and, subject to Spinco’s rights relating to inventory in Section 7.3.2, Spinco shall cease, and shall cause its sublicensees to cease, all uses of Licensor IP Rights or the Licensor Technology for any purposes, including but not limited to, the Research, development, manufacturing and commercialization of any Product.

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7.4.    Accrued Rights. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations that are expressly or by implication intended to come into or continue in force on termination or expiry of this Agreement, and Articles 3 (solely to the extent applicable to payments accruing prior to termination or pursuant to Section 7.3.2, record retention and audit rights), 5, 6 and 8, and Sections 2.4, 4.1, 7.2.6, 7.3 and 7.4, shall remain in full force and effect.

ARTICLE 8

MISCELLANEOUS

8.1.    Independent Contractor. The Parties and each of their respective Affiliates shall each be an independent contractor in the performance of its obligations hereunder.

8.2.    Governing Law, Jurisdiction, Venue and Service.

8.2.1.    Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, excluding any conflicts or choice of Law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction.

8.2.2.    Jurisdiction. The Parties hereby irrevocably and unconditionally consent to the exclusive jurisdiction of the courts of the State of New York and the United States District Court for the Southern District of New York for any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement, and agree not to commence any action, suit or proceeding (other than appeals therefrom) related thereto except in such courts. The Parties irrevocably and unconditionally waive their right to a jury trial in connection with any litigation arising out of or relating to this Agreement or the transactions contemplated hereby.

8.2.3.    Venue. The Parties further hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding (other than appeals therefrom) arising out of or relating to this Agreement in the courts of the State of New York or in the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

8.2.4.    Service. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 8.3.2 shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.

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8.3.    Notices.

8.3.1.    Notice Requirements. All notices or other communications which are required or permitted hereunder (each, a “Notice”) shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by facsimile or email, addressed to the Parties at their respective addresses specified in Section 8.3.2 or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. All such notices and other communications required or permitted by this Agreement shall be deemed to have been duly given (a) if sent to a recipient at the proper address as determined pursuant to this Section 8.3.1 by registered or certified mail, return receipt requested, five calendar days after being deposited in the United States mail, postage prepaid; (b) if sent by Express Mail, Federal Express or similar reputable overnight delivery service that maintains records of receipt for next Business Day delivery, the next Business Day after being entrusted to such service, with delivery charges prepaid or charged to the sender’s account; (c) if sent by facsimile transmission or email, on the date of transmission with electronic confirmation of transmission; and (d) if delivered by hand, on the date of delivery.

8.3.2.    Address for Notice.

If to MedImmune, to:

MedImmune, LLC

950 Wind River Lane

Gaithersburg, MD 20878

Attention: General Counsel

With a copy (which shall not constitute notice) to:

[***]

[***]

[***]

[***]

[***]

If to Spinco, to:

Viela Bio, Inc.

1 Medimmune Way

Gaithersburg, MD 20878

Attention: Bing Yao

With a copy (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

701 Pennsylvania Ave., NW, Suite 900

Washington, DC 20004

Attention: Christopher Jeffers

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8.4.    No Benefit to Third Parties. With the exception of Sections 3.1 and 3.2.1 that are drafted for the benefit of the Head Licensors and, accordingly, may be enforced by the Head Licensors, the covenants and agreements set forth in this Agreement are for the sole benefit of the Parties and their successors and permitted assigns, and, except for the rights of any indemnified person under Article 6, they shall not be construed as conferring any rights on any other persons.

8.5.    Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by applicable Law or otherwise available except as expressly set forth herein.

8.6.    Assignment.

8.6.1.    No Party may assign or transfer this Agreement or any rights or obligations hereunder, directly or indirectly (by operation of Law or otherwise), without the prior written approval of the other Party and any attempted assignment without such required approval shall be null, void and of no effect; provided, however, that (a) MedImmune may assign its rights, interests or obligations hereunder to an Affiliate of MedImmune or to any successor in interest (whether by merger, acquisition, asset purchase or otherwise) to all or substantially all of the business to which this Agreement relates, in each case without Spinco’s prior written approval and (b) Spinco may assign its rights, interests, and obligations hereunder (in whole and not in part) to a wholly owned Affiliate of Spinco without MedImmune’s prior written approval. In addition, following the earlier to occur of (c) the consummation in full of the Milestone Closing (as defined in the Securities Purchase Agreement) and (d) the consummation of a Qualified IPO (as defined in the Restated Certificate (as defined in the Securities Purchase Agreement)), Spinco may assign its applicable rights, interests, and obligations hereunder related to the Product to a Third Party without MedImmune’s prior written approval, so long as (i) such assignment shall be in connection with the divestment by Spinco of all or substantially all of the assets relating to the Product (whether by asset purchase or exclusive out-license), (ii) in connection therewith, Spinco also assigns to such Third Party its applicable rights, interests, and obligations under the other Transaction Agreements related to the Product, and (iii) proper provision shall be made so that the successors and assigns of Spinco shall succeed to Spinco’s applicable rights and obligations set forth herein and therein. Furthermore, if Spinco or any of its successors or assigns (e) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (f) transfers, licenses or conveys all or substantially all of its rights and assets to any Person, then, and in each such case, Spinco may assign its rights, interests and obligations hereunder (in whole and not in part) to such Person without the prior written approval of MedImmune so long as in connection therewith Spinco (i) also assigns to such Person all of its applicable rights, interests, and obligations under the other Transaction Agreements, and (ii) ensures that proper provision shall be made so that the successors and assigns of Spinco shall succeed to Spinco’s rights and obligations set forth in this Agreement. Notwithstanding anything to the contrary set forth herein, no assignment or succession pursuant to this Section 8.6.1 shall relieve the assigning

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Party or predecessor Party of its obligations hereunder. Upon any permitted assignment, the references in this Agreement to a Party shall also apply to any such assignee unless the context otherwise requires. For clarity, notwithstanding this Section 8.6.1, the 7734 Cell Line shall only be transferred as permitted and in accordance with Section 2.3 of the BioWa/Lonza License Agreement.

8.6.2.    Notwithstanding the foregoing, in the event a Party assigns its rights or obligations under this Agreement or otherwise makes payments from a jurisdiction other than the jurisdiction in which such Party is organized (each, an “Assignment”), and immediately after such Assignment the amount of Tax required to be withheld on any payment pursuant to this Agreement is greater than the amount of such Tax that would have been required to have been withheld absent such Assignment, then such increased withholding tax shall be borne by the Party making such Assignment.

8.7.    Amendment. Except as expressly provided herein, this Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by both Parties.

8.8.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

8.9.    English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

8.10.    Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

8.11.    Entire Agreement. This Agreement, along with the attached Schedule, together with the APA, the Transition Services Agreement (together with the Schedules and Exhibits expressly contemplated thereby and attached thereto), the Disclosure Schedules, the other Transaction Agreements and the other agreements, certificates and documents delivered in connection with the APA or otherwise in connection with the transactions contemplated hereby and thereby, contain the entire agreement between the Parties with respect to the transactions

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contemplated hereby or thereby and supersede all prior agreements, understandings, promises and representations, whether written or oral, between the Parties with respect to the subject matter hereof and thereof. In the event of any inconsistency between any such Schedules and Exhibits and this Agreement, the terms of this Agreement shall govern. In the event of any inconsistency between this Agreement and the other Transaction Agreements, the APA shall control.

8.12.    Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement. Except where the context otherwise requires, wherever used, the singular includes the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense “and/or”. The table of contents and captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” or its variations as used herein does not limit the generality of any description preceding such term and shall be construed as “including, without limitation.” The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party. Unless otherwise specified or where the context otherwise requires, (a) references in this Agreement to any Article, Section, Schedule or Exhibit are references to such Article, Section, Schedule or Exhibit of this Agreement, and references to this “Agreement” are references to this Agreement and all exhibits and schedules hereto; (b) references in any Section to any clause are references to such clause of such Section; (c) “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to a person are also to its permitted successors and assigns; (e) references to a Law include any amendment or modification to such Law and any rules, regulations or legally binding guidelines issued thereunder, in each case, as in effect at the relevant time of reference thereto; (f) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced or supplemented and in effect at the relevant time of reference thereto; (g) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”; (h) references to monetary amounts are denominated in United States Dollars; and (i) references to days (excluding Business Days) or months shall be deemed references to calendar days or months.

[SIGNATURE PAGE FOLLOWS.]

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THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

MedImmune, LLC	Viela Bio, Inc.

By: [***] Name: [***] Title: [***]	By: /s/ Zhengbin (Bing) Yao Name: Zhengbin (Bing) Yao Title: CEO

SIGNATURE PAGE TO BIOWA/LONZA SUBLICENSE AGREEMENT

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Schedule 1

BioWa/Lonza License Agreement

NON-EXCLUSIVE LICENSE AGREEMENT

THIS NON-EXCLUSIVE LICENSE AGREEMENT (the “Agreement”), effective as of November 4, 2013 (the “Effective Date”), is entered into by and between BioWa, Inc., a Delaware corporation, with a principal place of business at 9420 Athena Circle, La Jolla 92037, USA (“BioWa”), Lonza Sales AG, a Swiss corporation, with a principal place of business at Munchensteinerstrasse 38, Basel, CH-4002 Switzerland (“Lonza”) (together the “Licensor”) and MedImmune, LLC, a Delaware limited liability company with a principal place of business at One MedImmune Way, Gaithersburg, Maryland 20878, USA (“Licensee”). Lonza, BioWa, Licensor and Licensee may hereafter be referred to individually as a “Party” and collectively as the “Parties.”

BACKGROUND

WHEREAS, BioWa and Licensee entered into a Non-Exclusive License Agreement, effective as of 23 October 2007, whereby BioWa granted to Licensee a license for the use of certain technology owned or controlled by BioWa (“Potelligent® Technology”) in the development of products (“2007 License”); and

WHEREAS, Lonza and Licensee’s Affiliate, AstraZeneca AB, entered into a License and Services Agreement dated January 21, 2005 (“2005 Lonza License”), as amended and subject to the Novation Agreement dated January 1, 2007, for the use of certain technology owned or controlled by Lonza; and

WHEREAS, MedImmune, LLC and Lonza entered into the MedImmune, LLC Agreement on April 16, 2009 pursuant to Section 19,3 of the 2005 Lonza License and subject to the same terms and conditions of the 2005 Lonza License (“2009 MedImmune Lonza License”); and

WHEREAS, the 2009 MedImmune Lonza License covers Lonza’s [***] for manufacturing biopharmaceutical products (“[***]”); and

WHEREAS, Lonza and BioWa’s Affiliate, Kyowa Hakko Kirin Co., Ltd. (“Kyowa”), have combined Lonza’s [***] and the Potelligent® Technology and their related intellectual property to jointly create Potelligent® [***] for use in combination with the Vectors (all as defined below, and referred to as the “Licensor Technology,” as more fully defined in Section 1.40); and

WHEREAS, BioWa has a license, including the right to sublicense, from Kyowa to the Potelligent® Technology; and

WHEREAS, Licensee wishes to acquire certain nonexclusive rights to the Licensor Technology to research, develop and commercialize monoclonal antibodies capable of specifically binding to targets which shall be identified and mutually agreed upon as specified in this Agreement; and

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WHEREAS, Licensor is willing to grant such license to the Licensor Technology and the Licensee desires to take such license, subject to the terms and conditions in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1

DEFINITIONS

Words or phrases having their initial letter capitalized shall, except as clearly provided otherwise in this Agreement or in the context in which they are used, have the respective meanings set forth below. A cross-reference below to a defined term in this Agreement is for the convenience of the reader of this document, and this Article 1 may not contain an exhaustive list of all words or phrases defined elsewhere in this Agreement.

1.1    “Activities” means the Research, development, manufacturing, commercialization, using, importing, exporting and selling activities performed by Licensee and any permitted Sublicensee under this Agreement.

1.2    “ADCC” means Antibody Dependent Cellular Cytotoxicity.

1.3    “Affiliate” means any corporation, company, partnership, joint venture, firm or other business entity which controls, is controlled by, or is under common control with a Party. For purposes of this definition, “control” shall be presumed to exist if one of the following conditions is met: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entities.

1.4    “Antibody” means a monoclonal antibody or antibody fragment or any composition of matter derived there from, produced by expression in the Potelligent® [***] cells. For the avoidance of doubt any antibody that has not been produced by Transfected Cells (i.e., Potelligent® [***] cells transfected by Licensee with recombinant DNA encoding a monoclonal antibody) shall not be an Antibody and therefore will not be subject to the licensing terms of this Agreement. For purpose of clarity, Antibody (i.e., a monoclonal antibody or antibody fragment or any composition of matter derived therefrom, produced by expression in the Potelligent® [***] cells) shall include any monoclonal antibody, any CDR (complementarity determining region), variable or constant region, any single chain antibody, any partially or fully humanized antibody, any peptides identified through antibody phage display, and any peptide derived from one or more antibodies based on the sequence and structure information of the antibodies, e.g., binding site information of the antibodies.

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1.5    “Approval” means, with respect to a Product in a particular jurisdiction, the technical, medical and scientific licenses, registrations, authorizations and approvals (including, without limitation, approval of a BLA, and pricing and Third Party reimbursement approvals, and labeling approvals with respect thereto) of any national, supra-national, regional, state or local regulatory agency, necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of a Product.

1.6    “Available Target” has the meaning set forth in Section 4.1.4.

1.7    “Bankruptcy Code” means Title 11 of the United States Code.

1.8    “Biologics License Application” or “BLA” means a Biologics License Application and amendments and supplements thereto (the latter a Supplemental BLA or “sBLA”) filed pursuant to the requirements of the FDA, as defined in 21 C.F.R. Section 600 et seq., for FDA approval of a Product and any equivalent or a New Drug Application, as defined in the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, and any corresponding non-U.S. marketing authorization application, registration or certification, necessary to market a Product in any country outside the U.S., but not including applications for pricing and reimbursement approvals.

1.9    “BioWa Research License Fee” has the meaning set forth in Section 6.1.1.

1.10    “BioWa Royalties” has the meaning set forth in Section 6.6.1.

1.11    “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York, United States are closed.

1.12    “Calendar Quarter” means each three-month period commencing on January 1, April 1, July 1 or October 1 of each year during the Term.

1.13    “[***] Cell Line” means Lonza’s [***] cell line.

1.14    “Claims” has the meaning set forth in Section 11.1.

1.15    “Commercial License” has the meaning set forth in Section 2.1.2.

1.16    “Commercial License Fee” has the meaning set forth in Section 6.4.

1.17    “Commercial License Notification” has the meaning set forth in Section 2.2.

1.18    “Commercial Target” means an Available Target that has been confirmed as available by the Third Party Reviewer under Section 4.1.4 and for which Licensee has requested a Commercial License under Section 2.2. For purposes of clarity, Licensee shall be entitled to designate only ten (10) Commercial Targets in total between this Agreement and the 2007 License; provided that any Commercial Target designated under both this Agreement and the 2007 License shall be deemed one (1) Commercial Target for purposes of calculating the total Commercial Targets Licensee is permitted to designate.

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1.19    “Competing Contract Manufacturer” means any Third Party that undertakes or performs, or owns or controls an entity that undertakes or performs, as its primary business (the source of 50% or more of its revenue) the manufacture of monoclonal antibodies and/or therapeutic proteins or any product of a similar nature to that to which this Agreement relates.

1.20    “Confidential Information” means all confidential or other proprietary information of a Party, whether written, oral or otherwise, and including, but not limited to, Know-How or other information, whether or not patentable, regarding a Party’s technology, products, business information or objectives that is designated as confidential, or which under the circumstances surrounding disclosure or given the nature of the information would reasonably be believed to be confidential. Notwithstanding anything to the contrary, Progress Reports shall be deemed to be Confidential Information of Licensee. Exceptions to Confidential Information are defined in Section 9.1.1.

1.21    “Control” or “Controlled” means, with respect to a Know-How or Patent right, that a Party has the ability to grant a license or a sublicense to such intellectual property without violating the terms of any agreement with a Third Party.

1.22    “Effective Date” has the meaning set forth in the preamble to this Agreement.

1.23    “Enforcement Action” has the meaning set forth in Section 8.3.

1.24    “FDA” means the U.S. Food and Drug Administration and any successors thereto and its foreign counterparts throughout the world.

1.25    “Field” means the diagnosis, prophylaxis and treatment of all human diseases, conditions or disorders.

1.26    “First Commercial Sale” means, with respect to any Product, the first bona fide commercial sale by Licensee or its Sublicensee of such Product following an Approval in any country.

1.27    “[***]” means Lonza’s [***] Cell Line, the Transfection Supplements System, the Vectors, and the related Know-How and Patents Controlled by Lonza, whether used individually, or in combination with each other. For the avoidance of doubt, any gene proprietary to Licensee inserted into the [***] for the purposes of producing Product does not form part of the [***].

1.28    “Improvements” means any inventions or other intellectual property (including all Patent, Know-How and other intellectual property rights therein) made by or under authority of the Licensee or Licensor during the Term in conducting the Activities contemplated by this Agreement.

1.29    “IND” means an Investigational New Drug application, as defined in the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, or any corresponding non-U.S. application, registration or certification necessary to transport or distribute investigational new drugs for clinical testing in any country outside the U.S.

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1.30    “Indemnitee” and “Indemnitor” have the respective meanings set forth in Section 11.3.

1.31    “IP” means intellectual property.

1.32    “Joint Inventions” means inventions and intellectual property rights therein made jointly by or on behalf of employees, agents or consultants of Licensee and Licensor.

1.33    “Know-How” means any proprietary technical or other information whether patentable or not and whether in written or verbal form, which is confidential and may include technology, experience, formulae, concepts, discoveries, trade secrets, inventions, modifications, improvements, data (including all chemical, biological, preclinical, pharmacological, clinical, pharmacokinetic, toxicological, analytical and quality control data), results, designs, ideas, analyses, methods, techniques, assays, research plans, procedures, tests, processes (including manufacturing processes, specifications and techniques), laboratory records, reports, summaries, and information contained in submissions to, and information from, regulatory authorities.

1.34    “Licensee Improvements” means Improvements that relate specifically to Licensee Technology (other than inventions that relate specifically to Licensor Technology) developed, conceived, reduced to practice, or invented, and intellectual property rights therein, made by or on behalf of employees, agents or consultants of Licensee or Licensor, or Joint Inventions, and that relate to Antibody structure, Antibody formulation, methods of using Antibodies, processes for manufacturing Antibodies (other than inventions directed to the generation or application of Licensor Technology) and/or inventions made by Licensee or Joint Inventions incorporating any of the following:

1.34.1    Antibody expression constructs;

1.34.2    methods of transfecting cells and selecting transfected cells;

1.34.3    cell culture media;

1.34.4    cell culture conditions; and/or

1.34.5    other methods and compositions for enhancing the expression and recovery of recombinant proteins from cultured cells.

For the purposes of clarification, Licensee Improvements includes vectors developed by Licensee without use of Licensor Vectors, including transients, stable pools and clonal manufacturing cell lines, but shall not include any Licensor Improvements.

1.35    “Licensee Technology” means Antibodies and Products and related Know-How and Patents, but does not include Licensor Technology, including but not limited to methods for the selection of transfected Potelligent® CHOK1SV cells.

1.36    “Licensor Improvements” means Improvements derived from use of the Potelligent® [***] cells or Potelligent® [***] cell-related Know-How that relate specifically to Licensor Technology (other than inventions that relate specifically to Licensee Technology)

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developed, conceived, reduced to practice, or invented, and intellectual property rights therein, made by or on behalf of employees, agents or consultants of Licensee or Licensor, or Joint Inventions. For purposes of clarity, a combined technology comprised of Potelligent® Technology or the [***] offered in combination with technology owned or Controlled by one or more Third Parties is not a Licensor Improvement. Licensor will make commercially reasonable efforts to offer Licensee a license to Licensor Improvements and may require reasonable compensation for the license.

1.37    “Licensor IP Rights” means Licensor Know-How, Licensor Patent Rights and Licensor Technology.

1.38    “Licensor Know-How” means Know-How owned or Controlled by Licensor that relates directly to the Licensor Technology and is provided to Licensee hereunder. Licensor Know-How includes Potelligent® [***].

1.39    “Licensor Patent Rights” means the Patents set out in Exhibit 1 hereto, solely to the extent that such Patents relate to the Licensor Technology and are necessary or useful for researching, developing, commercializing, making, having made, using, importing, having imported, exporting, having exported, having sold, offering for sale, selling or otherwise disposing of a Product pursuant to this Agreement.

1.40    “Licensor Technology” means technology, to the extent that it is proprietary to Licensor, that covers the use of Potelligent® [***] cells to produce antibodies with enhanced ADCC activity in combination with the Transfection Supplements System, the Vectors and related Licensor Know-How and Licensor Patent Rights, including (i) Potelligent® [***]; (ii) cell transfection methods, including methods for selection of transfected Potelligent® [***] cells; (iii) protein expression or production methods relating to Potelligent® [***]; (iv) therapeutic compositions, formulations or uses of, and other modifications to, antibodies which are specific to antibodies with enhanced ADCC activity produced by transfected Potelligent® [***] cells; and (v) any modifications, proprietary to Licensor, to Potelligent® [***] cells producing [***]. For the purposes of clarity, (i) any Antibody with a sequence that is proprietary to Licensee is not included and (ii) general technology that relates solely to the growth of cells or applies generally to antibodies [***], even if it also applies to Potelligent® [***], is not included. For further clarity, a combined technology comprised of Licensor Technology, or any component thereof, offered in combination with technology owned or Controlled by one or more Third Parties is not Licensor Technology.

1.41    “Lonza Research License Fee” has the meaning set forth in Section 6.1.2.

1.42    “Lonza Royalties” has the meaning set forth in Section 6.6.2.

1.43    “Losses” has the meaning set forth in Section 11.1.

1.44    “Major Market” means the U.S., Japan, United Kingdom, Italy, Germany or France.

1.45    “Management Representatives” has the meaning set forth in Section 12.1.

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1.46    “Milestone Payments” means the payments set forth in Section 6.5.

1.47    “Named Affiliates” means Cambridge Antibody Technology Limited, Cambridge Antibody Technology, Inc., AstraZeneca Pharmaceuticals LP, AstraZeneca UK Limited, and AstraZeneca AB. Additional Affiliates may be added by providing notice to Licensor. For the avoidance of doubt, Licensor’s consent is not required to add an Affiliate to the list of Named Affiliates.

1.48    Net Sales” means the gross invoiced amount on sales of Product by Licensee and its Affiliates to Third Parties (including Distributors) after deduction of:

a)    normal and customary trade, quantity or prompt settlement discounts (including chargebacks and allowances) actually allowed;

b)    amounts repaid or credited by reason of rejection, returns or recalls of goods, rebates or bona fide price reductions determined by Licensee or its Affiliates in good faith;

c)    rebates and similar payments made with respect to sales paid for by any governmental or regulatory authority such as, by way of illustration and not in limitation of the Parties’ rights hereunder, Federal or state Medicaid, Medicare or similar state program in the United States or equivalent governmental program in any other country;

d)    excise taxes, Indirect Taxes, customs duties, customs levies and import fees imposed on the sale, importation, use or distribution of Product;

e)    any other similar and customary deductions that are consistent with US GAAP and Licensee’s revenue recognition accounting standards as consistently applied for its external reporting with respect to sales of all of its pharmaceutical products

[***]. If a sale, transfer or other disposition with respect to the Product involves consideration other than cash or is not at arm’s length, then the Net Sales from such sale, transfer or other disposition shall be the fair market value, which shall mean the selling party’s average sales price for the calendar quarter in the country where such sale, transfer or other disposition took place (“Average Sales Price”).

In the event Licensee or any of its Sublicensees sells or transfers units of a Product in conjunction with any other product and in so doing sells or transfers such units for an amount less than the sum of the average selling price for such units of the Product sold separately, for the purposes of determining Net Sales from such sales or transfers, Net Sales shall be based upon the Net Sales price to a similar-sized customer ordering a similar volume of units of the Product under similar terms and conditions but sold separately.

In the event a Product is sold in any country in the form of a combination product containing one or more therapeutically active components other than Antibodies which active ingredients are not attached or linked to such Antibodies alone, Gross Sales shall be determined by multiplying the actual Gross Sales of such combination product by the fraction A/(A B), where A is the invoice price of the Product containing an Antibody or a set of Antibodies alone, if sold separately, and B is the invoice price of any other active component or components in the

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combination, if sold separately, in each case in the same country and in the same dosage as the combination product. If there is no invoice price then the applicable fraction to be applied shall be determined in good faith between the parties by reference to all relevant factors including but not limited to manufacturing costs. If, on a country-by-country basis, the other active component or components in the combination are not sold separately in such country, Gross Sales shall be calculated by multiplying the actual Gross Sales of such combination product by the fraction A/C where A is the invoice price of the Product containing an Antibody or a set of Antibodies alone if sold separately, and C is the invoice price of the combination product, in each case in the same country and in the same dosage as in the combination product. If, on a country-by-country basis, the component of the Product containing an Antibody or a set of Antibodies alone of the combination product is not sold separately in such country, but the other active component or components are sold separately, Gross Sales shall be calculated by multiplying actual Gross Sales of such combination product by the fraction (C-B)/C where B is the invoice price of the other active component or components, if sold separately, and C is the invoice price of the combination product, in each case in the same country and in the same dosage as the combination product. If, on a country-by-country basis, neither the Product containing an Antibody or a set of Antibodies alone nor the other active component or components of the combination product are sold separately in such country, Gross Sales, for such combination product shall be determined by the Parties in good faith.

1.49    “Patents” means all patents and patent applications existing as of the Effective Date and all patent applications thereafter filed, including any continuation, continuation-in-part, division, provisional or any substitute applications, and any patent issued with respect to any such patent applications, any reissue, reexamination, renewal or extension (including any supplemental patent certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all foreign counterparts of any of the foregoing.

1.50    “Phase I Clinical Trial” means a human clinical trial in any country that is conducted in patients or normal volunteer subjects and is intended to determine the metabolism and pharmacologic actions of a Product, the side effects associated with increasing doses, and if possible, to gain early evidence on effectiveness as provided in 21 Code of Federal Regulations (“CFR”) §312.21(a) (U.S.) or its non-U.S. equivalent.

1.51    “Phase II Clinical Trial” means a human clinical trial in any country that is intended to collect data on dosage and evaluate the safety and the effectiveness of a Product for a particular indication or indications in patients with the disease or indication under study or that would otherwise satisfy the requirements of 21 CFR §312.21(b) (U.S.) or its non-U. S. equivalent.

1.52    “Phase III Clinical Trial” means a human clinical trial in any country that is intended to be a pivotal trial the result of which would be used to establish safety and efficacy of a Product as a basis for a BLA or that would otherwise satisfy the requirements of 21 CFR 312.21(c) or its non-U.S. equivalent.

1.53    “Potelligent® [***]” means the [***] jointly created by Lonza’s Affiliate, Lonza Biologics plc, and BioWa’s Affiliate, Kyowa Hakko Kirin Co., Ltd., by combining the [***] Cell Line and the Potelligent® Technology.

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1.54    “Potelligent® [***]” means technology to the extent that it is proprietary to BioWa that covers the use of Potelligent® Cells (as such term is defined in the 2007 License) to produce antibodies with enhanced ADCC activity [***], including (i) Potelligent® Cells; (ii) cell transfection methods, including methods for selection of transfected cells; (iii) protein expression, production or purification methods; (iv) therapeutic compositions, formulations or uses of, and other modifications to, antibodies with enhanced ADCC activity produced by transfected cells; and (v) any modifications to host cells producing [***]. For the purposes of clarity, general technology that relates solely to the growth of cells or applies generally to antibodies that [***], even it if also applies to [***] Cells, is not included.

1.55    “Product” means any composition or formulation in the Field containing or comprising an Antibody owned or Controlled by Licensee, alone or in combination with other active or inactive ingredients, components or materials.

1.56    “Progress Report” has the meaning set forth in Article 5.

1.57    “Proposed Target” has the meaning set forth in Section 4.1.1.

1.58    “Research” means research and pre-clinical development activities performed up to the date of the Commencement of Phase I Clinical Trial for any Product, including the manufacture and use of any Product for research and pre-clinical development only (but including batch manufacturing for Phase I Clinical Trials), but does not include human clinical studies or other commercialization activities, such as the manufacture, use, marketing and sale of any Product or any product containing or derived from a Product.

1.59    “Research License” has the meaning set forth in Section 2.1.1.

1.60    “Research Period” has the meaning set forth in Section 2.1.1.

1.61    “Reserved Target” means an Available Target that has been confirmed as available by the Third Party Reviewer under Section 4.1.4 and which Licensee has requested to be placed on the Reserved Target List as set forth in Section 4.4.

1.62    “Strategic Partner” means a Third Party with whom Licensee has entered into a contractual relationship (i) to collaborate in the performance of research or development, and/or commercialization of Product, (ii) under which such Third Party has a material interest in the commercial success of Product, and (iii) is not only intended to provide for the provision of services by such Third Party to Licensee. In no event may any entity that is primarily a Competing Contract Manufacturer be deemed a Strategic Partner for the purposes of this Agreement.

1.63    “Sublicensee” means any Third Party or an Affiliate of Licensee, to whom Licensee has granted any of its rights under Section 2.1.

1.64    “Target” means:

(a)    a proteinaceous antigen identified by a polynucleotide sequence corresponding to a sequence identified in the Unigene database by means of an accession number or similar sequence information that uniquely identifies that sequence, together with:

(i)    all post-transcriptional material encoded by (a) (including splice variants); and

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(ii)    all post-translational material encoded by such post-transcriptional material; and

(iii)    all multimeric forms of (ii) irrespective of whether homomeric or heteromeric, provided, however, that it is understood that the Target does not include any portion of the heteromeric subunit, alone or in combination with the Target; and

(iv)    where any of (ii) or (iii) is known to form a heteromeric complex with one or more non-identical subunits, that heteromeric complex must be identified in its entirety at the time of submission to the Third Party Reviewer using such accession numbers of a publicly available curated database entry as correspond to each of the component subunits; or

(b)    a non-proteinaceous antigen that is uniquely identifiable in a routine manner using publicly available curated databases and/or such other suitable written material as is available. A carbohydrate chain Target shall be identified according to the nomenclature of the Journal of Biological Chemistry.

1.65    “Term” has the meaning set forth in Section 7.1.

1.66    “Territory” means all countries of the world.

1.67    “Third Party” means any entity other than Licensee, Licensor and their respective Affiliates.

1.68    “Third Party Reviewer” means the law firm of Blank Rome LLP, a limited liability partnership having a principal place of business at One Logan Square, 130 North l8th Street, Philadelphia, PA 19103. If Blank Rome is no longer able to serve as Third Party Reviewer during the Term, Licensor shall appoint a successor and provide notice thereof to Licensee.

1.69    “Transfected Cells” means Potelligent® [***] cells transfected by Licensee with recombinant DNA encoding a monoclonal antibody.

1.70    “Transfection Supplements” means the supplement solution set out in Exhibit 4.

1.71    “Transfection Supplements Know-How” means any Know-How owned or Controlled by Licensor specifically relating to the Transfection Supplements and which is provided to Licensee hereunder.

1.72    “Transfection Supplements System” means the Transfection Supplements and Transfection Supplements Know-How used either in combination or individually.

1.73    “U.S.” means the United States of America, including all commonwealths, territories, and possessions of the United States.

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1.74    “Valid Claim” means an issued and unexpired claim of a Licensor Patent Right that has not been canceled, withdrawn, or rejected and has not lapsed or become abandoned or been declared invalid or unenforceable or been revoked by a court or agency of competent jurisdiction from which no appeal can be or has been taken.

1.75    “Vectors” means Lonza’s vectors identified in Section 3.1(a) below.

ARTICLE 2

LICENSE GRANTS AND COVENANTS

2.1    License Grants to Licensee. Subject to the terms and conditions of this Agreement and Section 2.7 below, Licensor hereby grants to Licensee the following:

2.1.1    Research License. In consideration of and subject to Licensee’s payment of the Research License Fee as provided in Section 6.1 and the BioWa Maintenance Fee as provided in Section 6.2, a non-exclusive, fee-bearing license in and to the Licensor Technology with the limited right to sublicense in accordance with Section 2.3, to conduct Research for the purpose of identifying Antibodies suitable for commercialization (but not including commercialization) as Products in the Field in the Territory with respect to any Target (the “Research License”). Such Research License shall include the right to transfer Transfected Cells and Antibodies to Third Parties or Affiliates to carry out the Research in accordance with Section 2.3. Such Research License shall commence on the Effective Date and continue until October 22, 2018 or until otherwise terminated in accordance with Section 7 hereof, whichever is the earlier (“Research Period”), provided that the Research Period may be extended by mutual agreement of the Parties; and

2.1.2    Commercial License. In respect of each of up to [***] Commercial Targets in the Field in the Territory, including Targets identified under the 2007 License, upon Licensor’s receipt from Licensee of the Commercial License Notification and payment of the Commercial License Fee, a fee- and royalty-bearing, non-exclusive license in and to the Licensor Technology, with the limited right to sublicense in accordance with Section 2.3, to develop, commercialize, make, have made, use, import, have imported, export, have exported, sell, have sold, offer for sale and otherwise dispose of any and all Products in the Field in the Territory (each, a “Commercial License”).

2.2    Commercial License Notification. With respect to each Available Target for which Licensee desires a Commercial License, Licensee shall so notify Licensor in writing about its decision to obtain a Commercial License under Section 2.1.2 (the “Commercial License Notification”) prior to the earlier of (i) [***] following the end of the Research Period or (ii) the first submission of an IND for a Product containing an Antibody generated against the Commercial Target, as more fully set forth in Section 4.4, and shall pay the Commercial License Fee in accordance with Section 6.4.

2.3    Sublicense. Licensee shall have the right to grant sublicenses to the Research License and/or the Commercial License(s) to Third Parties under the terms of this Section 2.3, provided that no sublicense shall provide for the right to grant further sublicenses without Licensor’s prior written consent, such consent not to be unreasonably withheld or delayed.

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2.3.1    Permitted Sublicensees. Licensee may grant sublicenses to and transfer Transfected Cells to its Affiliates and Third Parties solely for the purpose of conducting Activities as provided in this Agreement with at least [***] prior written notice to Licensor of such transfer, provided that the facilities of such Affiliates or Third Parties to which Transfected Cells are to be transferred are located in a country which is a member of the European Union as of the Effective Date, [***].

2.3.2    Additional Sublicensee Approval. If Licensee desires to transfer Potelligent [***] or the Vectors to any Affiliate or Third Party, or if I,icensee desires to transfer Transfected Cells to Affiliates or Third Parties in facilities located outside the Approved Territory or such Affiliate or Third Party is a Competitor of either BioWa or Lonza, Licensee shall provide notice to Licensor and secure Licensor’s prior written consent, which shall not be unreasonably withheld or delayed, but which may be subject to reasonable conditions.

2.3.3    Third Party Contractors. Licensee may transfer Potelligent® [***] and/or Transfected Cells to a Third Party contractor identified in Exhibit 6 hereto and approved by Licensor as of the Effective Date without the prior consent of Licensor. Furthermore, Licensee shall have the right during the Term to update and amend Exhibit 6 with the names of additional Third Parties, with written notification to and the written consent of Licensor, such consent not to be unreasonably withheld; provided that prior to entering into any agreement with such new Third Party, Licensee obtains such written consent of Licensor. It shall not be considered “unreasonable” for Licensor to object to a Third Party that, by way of example but not by of limitation, is a Competitor of BioWa or Lonza, as long as BioWa or Lonza has a reasonable basis to support such objection, and such reasonable basis can be and is explained to Licensee if so requested.

2.3.4    Sublicense Terms. Any sublicense permitted under Sections 2.3.1, 2.3.2 and 2.3,3 above shall be granted expressly subject and subordinate to the terms of this Agreement and Licensee shall comply with the requirements of Section 2.1 above and this Section 2.3 in relation to the grant of such sublicense. In each sublicense agreement, Licensee shall require the Sublicensee to comply with the applicable terms and conditions of this Agreement and shall include a provision that expressly assigns or grants to Licensee such of its right, title and interest in Improvements as are necessary in order for Licensee to comply with the requirements of Section 8.1 hereof.

2.3.5    Sublicenseee Payments. In the event that Licensee fails to make payments pursuant to this Agreement, all payments due to Licensee from its Sublicensees under the sublicense agreements shall, upon notice from Licensor to the Sublicensees, become payable directly to Licensor for the account of Licensee.

2.4    Performance by Sublicensees. Licensee shall use reasonable efforts to procure that each Sublicensee complies fully at all times with the provisions of this Agreement. Licensee shall remain responsible to Licensor for any actions or omissions by the Sublicensee that would cause Licensee to be in breach of its obligations under this Agreement. Licensee’s execution of a sublicense agreement shall not relieve Licensee of any of its obligations under this Agreement. Licensee shall (i) assure itself of the integrity and financial responsibility of each Sublicensee; (ii) require each Sublicensee to be bound by all of the obligations terms and conditions that bind Licensee under this Agreement; and (iii) establish and enforce adequate mechanisms to assure the quality of Products produced or sold by Sublicensees.

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2.5    Licensor’s Rights; Joint Inventions; Costs of Protecting Technology and Improvements. Except for the rights granted to Licensee under this Agreement, all right, title and interest in and to the Licensor Technology and Licensor Improvements shall at all times remain with and be vested in Licensor. Neither Licensee (including its Affiliates) nor its Sublicensees shall use the Licensor Technology or Licensor Improvements for any purpose other than as expressly granted to Licensee under this Agreement. Licensor shall have no right to use Licensee Technology or Licensee Improvements. To the extent that Joint Inventions are neither Licensee Improvements nor Licensor Improvements, such Joint Inventions will be jointly owned by the Parties and may be licensed by either Party to Third Parties on a non-exclusive basis. Each Party bears its own costs of protecting its respective Technology and Improvements.

2.6    Third Party Rights and Licenses. Except for Licensor Technology and Licensor Improvements, and unless otherwise provided herein, Licensee shall be responsible for obtaining all rights from Third Parties that are necessary to research, develop and commercialize the Products in the Field. Notwithstanding the foregoing, [***]. BioWa shall not be obligated to secure any similar Third Party rights during the Term that pertain to use of the Potelligent® Technology, but should it receive any such rights and has the power to do so, it will sublicense those rights to Licensee on the same terms and conditions under which BioWa makes those rights available to other of its licensees of the Potelligent® Technology.

2.7    Permitted Uses of the Technology; Prohibition on Modifications or Adaptations. Licensee’s use of the Licensor Technology is limited to inserting gene(s) coding for Licensee’s proprietary antibodies into the Vectors or into Licensee’s vectors and then into Potelligent® [***] for the purpose of generating Antibodies and exercising the licenses set forth herein. Licensee expressly acknowledges and accepts that Licensor gives no warranty or representation that Licensee’s vectors are compatible with Licensor Technology and to the extent that Licensee decides to use its vectors with Potelligent® CHOK1SV it does so solely at its own risk. Licensee hereby undertakes not to make any modifications or adaptations to the Transfection Supplements, Vectors or Potelligent [***] provided by Licensor under Section 3.1 during the Term of this Agreement except as explicitly provided under this Section 2.7 hereto. Licensee is specifically prohibited from performing any analysis, test, experiment or reverse-engineering of such Transfection Supplements, Vectors or Potelligent® [***]; provided, however, that Licensee shall have the right to conduct testing and analysis as reasonably necessary (i) to comply with standard cGMP manufacturing procedures and (ii) to develop cGMP manufacturing processes for Products, in each case for the purposes of supporting regulatory filings or otherwise comply with regulatory requirements. Licensee’s permitted uses of the Technology may be undertaken by a Third Party performing services for Licensee according to the requirements of Section 2.3 of this Agreement.

2.8    [***]

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ARTICLE 3

MATERIAL TRANSFER AND OBLIGATIONS

3.1    Provision of Materials. Following the signature of this Agreement by all Parties, and only upon Licensee’s written request therefor, Lonza shall supply to the Licensee (ex-works Lonza’s Affiliate’s premises, Slough, Berkshire, Incoterms 2010) the following in accordance with the procedures and terms agreed by Lonza and Licensee:

(a)    Vectors

[***]

[***]

(b)    Potelligent® [***]

[***] Potelligent® [***].

(c)    Licensor Know-How

Licensor Know-How contained as at the Effective Date hereof in (a) manuals of operating procedures for the Licensor Technology, (b) regulatory information on CD-ROM for the Licensor Technology, and (c) Vector nucleotide sequences.

In relation to the Transfection Supplements System, Lonza shall (a) provide Licensee with details of at least one Third Party supplier from whom Licensee will be able to purchase Transfection Supplements, and (b) supply Licensee with the Transfection Supplements Know-How. For the avoidance of doubt, Licensee hereby confirms that Licensor may disclose to such Third Party supplier the fact that Licensee is a party to this Agreement.

3.2    Provision of Technical Support. During the Research Period, if requested by Licensee, Licensor shall provide technical assistance to Licensee in relation to the use of the Licensor Technology at a rate of [***] U.S. Dollars ([***]) per hour and any travel and subsistence costs. This rate is valid for[***] from the Effective Date hereof and is subject to review and adjustment thereafter.

3.3    Sole Uses of Licensor Technology. Licensee shall not use the Transfection Supplements, Vectors, Potelligent® [***] or Licensor IP Rights for any purpose other than that permitted in Section 2.1. Upon transfection, Licensee shall have the right to use the Transfected Cells solely to Research, develop, commercialize, make, have made, use, import, have imported, export, have exported, sell, have sold, offer for sale, and otherwise dispose of Products pursuant to the terms and subject to the conditions of this Agreement. Except as specifically provided in this Agreement, Licensee shall not offer for sale, sell, transfer or otherwise distribute Potelligent® [***], Transfected Cells, or Licensor IP Rights to any Third Party. Licensee shall store, handle, transport, use and dispose of Potelligent® [***] and Transfected Cells in accordance with all applicable country, state and local laws and regulations.

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3.4    Rights in Transfected Cells. Subject to the Licensor IP Rights and rights in Improvements set forth in this Agreement, Licensor shall have no rights to the Transfected Cells and Licensee shall be the exclusive owner of the Transfected Cells, Antibodies and Products, provided that Licensee may use and exploit the Transfected Cells only for the purpose of exercising its rights under this Agreement.

ARTICLE 4

TARGET DESIGNATION

4.1    Mechanism for Designating Targets. Licensee shall use the mechanism described in this Section 4.1 to designate Available Targets.

4.1.1    At any time after the Effective Date and up to the second anniversary of the expiration of the Research Period, Licensee may provide to BioWa in a Notice (a “Proposed Target Notice”), for further communication to the Third Party Reviewer, the identity of Targets with respect to which it wishes either to place on the Reserved Target List or to obtain a Commercial License (each a “Proposed Target”). Licensee shall designate any Proposed Target in accordance with the Procedure for Target Nomination set forth in Exhibit 2 attached hereto. There is no limit to the number of Proposed Target Notices that the Licensee may provide to BioWa; provided, however, that Licensee shall only submit Proposed Target Notices in respect of Targets that (at the time of such submission) contain only the number of Proposed Targets for which Licensee could take a Commercial License or place on the Reserved Target List. If a Proposed Target is available as an Available Target, Licensee shall either take a Commercial License to such Proposed Target or place such Proposed Target on the Reserved Target List. Further, Licensee agrees that it shall not provide to BioWa a Proposed Target Notice in respect of any of the First Agreement Excluded Targets (“First Agreement Excluded Targets” means[***]).

4.1.2    In the Proposed Target Notice the Licensee shall indicate whether it wishes to:

(a)    take a Commercial License immediately in respect of the Proposed Target; or

(b)    place the Proposed Target on the Reserved Target List;

and such Target may be licensed or reserved only if such Target is available as an Available Target in accordance with the Third Party Reviewer process set out in Sections 4.1.3 and 4.1.4 below.

4.1.3    BioWa has provided to the Third Party Reviewer a list of Targets that BioWa or its Affiliates have identified for its own drug discovery programs, or to which BioWa has granted exclusive licenses or reserved exclusively for Third Parties in an arm’s-length transaction, and thus are neither available for a Commercial License nor can they be placed on the Reserved Target List (the “Excluded Targets”). BioWa shall update such list of Excluded Targets maintained by the Third Party Reviewer as soon as reasonably practical after Targets either cease to be available for a Commercial License or cannot be placed on the Reserved Target List (in any event, no later than [***] from the date that BioWa grants or reserves exclusive rights to a Target). Licensor shall apply substantially the same principle and mechanism as described in this section for designating Excluded Targets with all Third Parties to whom Licensor elects to license or reserve rights under Licensor IP Rights.

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4.1.4    No sooner than [***] and no later than [***] after BioWa has received a Proposed Target Notice from the Licensee the Third Party Reviewer shall notify BioWa, which in turn shall notify Licensee within such period, whether such Proposed Target either is available to Licensee for a Commercial License or can be placed on the Reserved Target List. Unless a Proposed Target is an Excluded Target (as conclusively evidenced by its inclusion on the most current list of Excluded Targets), it shall be deemed available to Licensee for either a Commercial License or can be placed on the Reserved Target List for the purposes of this Agreement (“Available Target”), and such Available Target shall be added to the applicable list of non-exclusive Targets (i.e., as a Commercial Target or a Reserved Target).

4.2    Formerly Excluded Targets. If a Proposed Target is rejected by the Third Party Reviewer as an Excluded Target but subsequently such Target ceases to be an Excluded Target (“Formerly Excluded Target”) then, within [***] of the Third Party Reviewer becoming aware of such change in status in the Target, it shall so inform BioWa, which shall have the right, but not the obligation, to place the Formerly Excluded Target on the list of Excluded Targets for itself or its Affiliates. If BioWa elects not to place the Formerly Excluded Target on the list of Excluded Targets for itself or its Affiliates, then BioWa shall inform the Licensee within [***], whereupon Licensee shall have the right, but not the obligation to take a Product License to the Formerly Excluded Target, or place the Formerly Excluded Target on the Reserved Target List, provided:

(a)    if one or more Third Party BioWa licensees (“Other Licensee(s)”) requested a commercial license to, or reservation of, a Formerly Excluded Target, on a date prior to that on which the Licensee first submitted its Proposed Target Notice; and

(b)    if BioWa (or the Third Party Reviewer, as appropriate) is contractually obliged to such Other Licensee(s) to do so;

then BioWa (or the Third Party Reviewer, as appropriate) shall inform the Other Licensee(s) of the change in the status in the Target (in the order in which the requests were made, if two or more Other Licensee(s) so requested), whereupon the Other Licensee(s) shall have the right, but not the obligation to take a commercial license to, or reserve, the Formerly Excluded Target. If after informing the Other Licensee(s), the Formerly Excluded Target continues not to be an Excluded Target, the Third Party Reviewer shall inform BioWa, which shall so inform the Licensee, of the change in status in the Target, whereupon Licensee shall have the right, but not the obligation to take a Commercial License to the Formerly Excluded Target, or place the Formerly Excluded Target on the Reserved Target List.

4.3    Confidentiality. The Third Party Reviewer shall not reveal the identity of any of Licensee’s Proposed Targets, or any Available Target subject to a Commercial License to Licensee or on the Reserved Target List in connection with the identity of Licensee to any entity or person other than BioWa at any time without prior written consent of Licensee. BioWa shall not reveal the identity of any of Licensee’s Proposed Targets or any Available Target subject to a Commercial License to Licensee or on the Reserved Target List in connection with the identity of Licensee to any entity or person (including any Affiliate) at any time, save for the Third Party Reviewer, without prior written consent of Licensee.

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4.4    Commercial License Notification Procedures.

4.4.1    If Licensee wishes to obtain a Commercial License to a Target and provided that at least one of the Licensee’s [***] options to obtain Commercial Licenses under Section 2.1.2 is still available then:

(a)    if the Licensee has indicated in a Proposed Target Notice that it wishes to obtain a Commercial License immediately to such Target, then following notification to the Licensee by BioWa that the Proposed Target is an Available Target (the “Availability Notice”) and payment by the Licensee of the Commercial License Fee in accordance with Section 6.4 the Commercial License shall be granted with effect from the date of the Availability Notice; or

(b)    if the Target is on the Reserved Target List then the Licensee shall (i) notify BioWa, which shall in turn notify the Third Party Reviewer, in writing about its decision to obtain a Commercial License with respect to such Target and (ii) pay the Commercial License Fee minus the amount of the Reservation Fee in accordance with Section 6.3 and upon receipt of such fee by BioWa, the Commercial License shall be granted with effect from the date of the Commercial License Notification.

4.5    Reserved Target List.

4.5.1    Any Available Target which Licensee elects to have placed on the Reserved Target List shall remain on the Reserved Target List for a period of up to [***] [***]) [***] from the date of the notification from the Third Party Reviewer that the Target is an Available Target (“Reservation Period”), provided that Licensee shall have paid the Reservation Fee in accordance with Section 6.3. If any Available Target is not selected for a Commercial License after [***] [***] of such Available Target being listed on the Reserved Target List, such Available Target shall be removed from the Reserved Target List. For the avoidance of doubt, after such Available Target has been removed from the Reserved Target List, Licensee shall have the right to provide a Proposed Target Notice in respect of such Available Target and BioWa shall treat such Proposed Target in the same way as a Proposed Target that has not been placed on the Reserved Target List previously.

4.5.2    Licensee may not have more than [***] Targets on the Reserved Target List at any one time. For the avoidance of doubt, Licensee shall have the right, in circumstances where it has ten (10) Targets on the Reserved Target List, to substitute any such Target with another that it identifies in a subsequent Proposed Target Notice.

4.6    Notification of Commencement of Phase I Clinical Trials. Within [***] of Commencement of Phase I Clinical Trials for each Product, Licensee shall provide Licensor written notice of such Commencement of such Trial and such notice shall (i) specifically identify the Commercial Target; and (ii) identify the Antibody or Product being developed by code name that is within the public domain, if any.

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4.7    Abandoned Targets. Licensee shall be deemed to have abandoned development and commercialization of any Antibody or any Product with respect to a Commercial Target upon the earlier of (i) written notice from Licensee to Licensor of the abandonment; or (ii) receipt of [***] consecutive Progress Reports showing no commercially reasonable efforts by Licensee to undertake Activities with respect to such Commercial Target. Licensee’s abandonment of a Commercial Target shall entitle Licensor to terminate the respective Commercial License as its sole remedy for such abandonment.

ARTICLE 5

PROGRESS REPORTS

During the Term, and subject to Licensee’s right and obligation not to reveal the identity of a Commercial Target until the commencement of Phase I Clinical Trials as set forth in Section 4.6, Licensee shall deliver to Licensor annual, written, reasonably detailed progress reports, following the format set forth in Exhibit 3, of Activities conducted by Licensee and its Sublicensees in the preceding calendar year related to Licensee’s progress towards the achievement of milestone events set forth in Section 6.5 (the “Progress Report”). The first Progress Report shall be due on[***] and subsequent Progress Reports shall be due [***]. Progress Reports will be sent to the persons listed on Exhibit 3.

ARTICLE 6

FINANCIAL TERMS

6.1    Research License Fee.

6.1.1    BioWa Research License Fee. Licensee shall pay to BioWa an annual, non-refundable, non-creditable research licensee fee of [***] U.S. Dollars ([***]), initially due and payable on [***] or upon execution of this Agreement, whichever is later, and thereafter on each anniversary of the Research Period for the following year until the termination of the Research Period. For purposes of clarity, this BioWa Research License Fee is in addition to any fees due to BioWa under the 2007 License.

6.1.2    Lonza Research License Fee. Licensee shall pay to Lonza an annual, non-refundable, non-creditable research license fee of [***] pounds sterling ([***]) (the “Lonza Research License Fee”), initially due and payable [***] or upon execution of this Agreement, whichever is later, and thereafter on each anniversary of the Research Period for the following year until the termination of the Research Period,

6.2    BioWa Maintenance Fee. Licensee shall pay to BioWa a one-time, non-refundable, non-creditable maintenance fee of [***] US Dollars ([***]) for all Products (“BioWa Maintenance Fee”), payable upon execution of this Agreement.

6.3    BioWa Reservation Fee. Licensee shall pay to BioWa a fee of [***] U.S. dollars ([***]) (“Reservation Fee”) by wire transfer within [***] of Licensee’s receipt of notification from the Third Party Reviewer that a Target can be reserved on the Reserved Target List. The Reservation Fee shall be creditable against any subsequent Commercial License Fee that may become due from Licensee to BioWa in respect of the same Reserved Target. The Reservation

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Fee shall be due and payable to BioWa on a Target-by-Target basis for each Target added to the Reserved Target List; provided, however, that Licensee shall not be required to pay an additional Reservation Fee for a Reserved Target that has been added to the Reserved Target List in accordance with the terms and conditions of the 2007 License, nor will Licensee be required to pay an additional Reservation Fee for a Reserved Target where the Target is in substitution for another on the Reserved Target List. The Reservation Fee shall be creditable only against the Commercial License Fee, and shall otherwise be non-creditable.

6.4    Commercial License Fee. Subject to the terms of Section 2.8, Licensee shall pay to BioWa a one-time, commercial license fee of [***] U.S. Dollars (US [***]) (the “Commercial License Fee”) by wire transfer (a) in accordance with Section 4.4.1(a), within [***] of Licensee’s receipt of notification from the Third Party Reviewer that the Target is available as an Available Target or (b) in accordance with Section 4.4.1(b), within [***] of Commercial License Notification by Licensee. The Commercial License Fee shall be creditable against the Milestone Payment for first submission of an IND only, and shall otherwise be non-creditable.

6.5    Milestone Payments.

6.5.1    BioWa Milestone Payments. Licensee shall make the following non-refundable and non-creditable milestone payments to BioWa within [***] of achievement by Licensee or its Sublicensees of the designated milestone events with respect to each Target (the “Milestone Payments”), provided that the Milestone Payments are only payable once with respect to a Target:

(a)    [***] U.S. Dollars ([***]) [***];

(b)    [***] U.S. Dollars ([***]) [***];

(c)    [***] U.S. Dollars ([***]) [***];

(d)    [***] US Dollars ([***]) [***]

(e)    [***] U.S. Dollars ([***]) [***]; and

(f)    [***] U.S. Dollars ([***]) [***].

6.5.2    Lonza Milestone Payments. Licensee shall pay to Lonza a fee of [***] pounds sterling ([***]) [***].

6.6    Royalty Payments.

6.6.1    BioWa Royalty Payments. Except as provided in Section 6.6.4 below, Licensee shall pay to BioWa royalties (the “BioWa Royalties”), [***]:

(a)    [***] percent ([***]) of the portion of annual Net Sales in a calendar year of all Products against a Target of up to and including [***];

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(b)    [***] percent ([***]) of the portion of annual Net Sales in a calendar year of all Products against a Target exceeding [***] and up to and including [***]; and

(c)    [***] percent ([***]) of the portion of annual Net Sales in a calendar year of all Products against a Target exceeding [***].

6.6.2    Lonza Royalty Payments. Except as provided in Section 6.6.4 below, during the Term, Licensee shall pay to Lonza running royalties (the “Lonza Royalties”) on a [***], as follows:

(a)    In respect of Product manufactured by Lonza, a royalty of [***] percent ([***]) of the Net Sales for such Product.

(b)    Where Licensee, Licensee’s Affiliates or Licensee’s Strategic Partner manufactures Product:

(i)    a payment of [***] pounds sterling ([***]) due annually during the Term of this Agreement, and being first payable upon [***] for such Product; and

(ii)    a royalty of [***] percent ([***]) of the Net Sales for such Product.

(c)    Where any party other than Lonza, Licensee, Licensee’s Affiliates or Licensee’s Strategic Partner manufactures Product:

(i)    a payment of [***] pounds sterling ([***]) per sublicense due annually during the course of such sublicense (irrespective as to the years of manufacture), and being first payable on the commencement date of the relevant sublicense; and

(ii)    a royalty of [***]) of the Net Sales for such Product.

6.6.3    Duration of Payments. Royalties will be payable by Licensee on a [***] until the later of (i) [***] from the date of First Commercial Sale of the Product , or (ii) the [***] (“Royalty Term”). Thereafter, subject to Section 6.6.4 below, the license under this Agreement for the Product shall become fully paid up.

6.6.4    Product Sold in Countries Not Protected by a Valid Claim. In the event Product is sold in a country in which there is no Valid Claim covering such Product, or in which previously existing Valid Claims covering such Product have expired or otherwise become invalid, royalties shall be due only in respect of the Licensor Know-How and the relevant royalty figures referred to in Sections 6.6.1 shall be [***] [***]) for the duration of the Royalty Term, and the relevant royalty figures referred to in Section 6.6.2 shall be[***] by [***] percent ([***]) for the duration of the Royalty Term. Thereafter, the license under this Agreement for such Product shall become fully paid-up

6.7    Third Party Licenses. If Licensee obtains a Third Party license that Licensee reasonably determines is necessary in order to avoid an infringement claim by such Third Party in connection with practicing under the Licensor Patent Rights Controlled by BioWa, the Royalties payable to BioWa under Section 6.6 above shall be offset by an amount equal to the amount of

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royalties Licensee is required to pay under any such Third Party license to make, have made, import, have imported, sell, have sold, offer for sale and otherwise dispose of a Product; provided, however, that in no event shall any such Royalties payable to BioWa be reduced pursuant to this Section 6.7 by more than[***] of the royalties described in Section 6.6.1 above. For purposes of clarity, payments made to Lonza under this Agreement shall not be eligible for offset against the Royalties due to BioWa hereunder.

6.8    Notification Obligations and Payment Dates for Milestone Payments and Royalties. Licensee shall inform Licensor in writing within [***] of achieving each milestone by Licensee or its Sublicensee under this Agreement. Licensee shall make the relevant Milestone Payment within [***] of receiving an invoice for such milestone. All Royalty payments under Section 6.6 shall be due and payable quarterly and within [***] of the close of the Calendar Quarter during which the corresponding Net Sales are recognized. In the event that the amounts due to Licensor pursuant to Section 6.5 would increase based on total Net Sales at the end of the applicable calendar year, then Licensee shall promptly pay to Licensor the difference between the amounts paid and the amounts that would have been due based on the total Net Sales at the end of the applicable calendar year. Together with any such payment, Licensee shall deliver a report specifying in the aggregate and on a country-by-country basis: (i) total gross invoiced amount from sales of the Products by Licensee and its Sublicensees; (ii) amounts deducted, by category, from gross invoiced amounts to calculate Net Sales; (iii) Net Sales; and (iv) royalties payable. For purposes of computing royalty payments for Net Sales payable to BioWa made outside of the U.S., [***]. For purposes of computing royalty payments for Net Sales payable to Lonza made outside of the U.K., [***].

6.9    Late Payment. Any payments or portions thereof due to Licensor hereunder which are not paid when due shall bear [***]. This Section 6.9 shall in no way limit any other remedies available to Licensor for late payments.

6.10    Mode of Payment.

6.10.1    Mode of Payment to BioWa. All payments to BioWa hereunder shall be made in U.S. Dollars in the stated amount by wire transfer to such bank account as BioWa may from time to time designate by notice in writing to Licensee. Until otherwise designated by notice, the fees payable to BioWa under this Article 6 shall be paid to [***]. Payments shall be free and clear of any taxes, fees or charges, to the extent applicable.

6.10.2    Mode of Payment to Lonza. All payments to Lonza hereunder shall be made in pounds sterling in the stated amount by wire transfer to such bank account as Lonza may from time to time designate by notice in writing to Licensee. Until otherwise designated by notice, the fees payable to Lonza under this Article 6 shall be paid to: [***].

6.11    Records Retention and Audit. With respect to each Product, Licensee shall keep, and shall cause its Sublicensees, and their respective agents, to keep for as long as legally required and in no event less than [***], complete, true and accurate books of accounts and records of all quantities of Products manufactured and sold (or otherwise distributed) in sufficient detail to confirm the accuracy of the Net Sales and royalty calculations hereunder. Upon reasonable prior written notice from Licensor, during the Term and for [***] thereafter, no more than once per

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twelve month period, Licensee shall permit an independent certified public accountant, appointed and paid by Licensor, and reasonably acceptable to Licensee, at reasonable times during normal business hours and under a written confidentiality agreement between the accountant and Licensee executed prior to the inspection, to examine these records solely to the extent reasonably necessary to verify such calculations for any calendar year ending not more than [***] prior to the date of such request. Such investigation shall be at the expense of Licensor, unless it reveals a discrepancy in Licensee’s favor of more than [***], in which event Licensee shall reimburse Licensor for the accountant’s fees related thereto. If such investigation shows underpayment of royalties, Licensee shall promptly (but in no event later than [***] after Licensee’s receipt of the independent auditor’s report so correctly concluding) remit to Licensor the amount of such underpayment, and all such payments shall be subject to the accrual of interest pursuant to Section 6.9. If such investigation shows overpayment of royalties, Licensor shall refund any such overpayment to Licensee. Licensee shall ensure that all Sublicensees comply with Licensee’s obligations under this Section.

6.12    Tax Withholding.

6.12.1    With respect to any payments under this Agreement, Licensee shall not withhold any U.S. federal income tax from such payments to the extent that Licensor delivers to Licensee (i) to the extent such position is based upon an applicable tax treaty, a correct, complete and validly executed IRS Form W-8BEN (or other applicable IRS W-8 forms) and any other forms required by applicable law properly certifying that such amounts are exempt from, or subject to a reduced rate of, U.S. withholding tax under an applicable U.S. income tax treaty and (ii) to the extent such withholding would otherwise be required pursuant to the Foreign Account Tax Compliance Act (“FATCA”), any forms required to avoid such withholding under FATCA.

6.12.2    For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, Licensee shall not be required, under any circumstances, to bear the economic burden of, or “group” any payment payable hereunder for, withholding taxes imposed on payments made under this Agreement.

6.12.3    Licensee shall only deduct or withhold from the payments made under this Agreement those taxes, if any, that it are required by applicable law (including, without limitation, FATCA) to be deducted or withheld as reasonably determined in good faith by Licensee; provided, however, that before deducting or withholding any amount, Licensee shall seek advice of counsel regarding whether such deduction or withholding is required by applicable law. If Licensee deducts and withholds any amount, it shall pay to Licensor the balance of the applicable payment when due, make timely payment to the proper tax authority of the withheld amount, and send to Licensor proof of such payment within [***] following that payment.

6.12.4    Licensee may conclude that withholding tax does not apply (or applies at a reduced rate) (“Licensee’s Tax Assessment”) and accordingly neither Licensee nor any applicable Affiliate of Licensee may withhold any tax with respect to any payment due hereunder. If any tax authority subsequently determines that withholding tax (or other similar tax) is owed with respect to any payment due hereunder for which Licensee reasonably relied on documentation submitted by Licensor in determining that withholding tax does not apply (or applies at a reduced rate) to such payment, and the tax authority assesses interest and penalties against Licensee or any of its Affiliates, then Licensor shall pay such taxing authority, or shall reimburse Licensee or its

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Affiliate (if Licensee or any of its Affiliates has already paid such taxing authority) an amount of money (in U.S. dollars) equal to the tax, penalty and interest assessed against, and, if applicable, paid by, Licensee or any of its Affiliates. In no circumstances will Licensee be responsible for the principal amount of withholding tax (or other similar tax) owed to any taxing authority. After receipt of such proof of assessment or payment, Licensor shall pay the tax within the time limitations specified by the taxing authority (if Licensee or any of its Affiliates have not already paid such amounts) or shall reimburse Licensee within [***] following Licensor’s receipt of such proof of payment (if Licensee or any of its Affiliates have already paid such amounts). Licensee will give written notice to Licensor of any communication received by Licensee related to the possible assertion of any claim, or the commencement of any audit, suit, action or proceeding, by a governmental authority asserting the imposition of any withholding tax on any payment pursuant to this Agreement.

6.12.5    The Parties shall cooperate reasonably with respect to any audits, disputes, requests for information with respect to taxes in connection with or as a result of this Agreement including the provision of all relevant information, documents and reasonable support.

6.13    Blocked Payments. In the event that, by reason of applicable laws or regulations in any country, it becomes impossible or illegal for Licensee or its Sublicensees to transfer, or have transferred on its or their behalf, royalties or other payments to Licensor, such royalties or other payments shall be deposited in local currency in the relevant country to the credit of Licensor in a recognized banking institution designated by Licensor or, if none is designated by Licensor within a period of [***], in a recognized banking institution selected by Licensee or its Sublicensees, as the case may be, and identified in a written notice to Licensor.

ARTICLE 7

TERM AND TERMINATION

7.1    Term and Expiration. This Agreement shall become effective on the Effective Date and unless earlier terminated pursuant to this Article 7, shall remain in full force and effect until there are no remaining Royalty payment obligations with respect to any Product in any country, or until [***] following the expiration of the [***] (the “Term”). For the avoidance of doubt, it is understood that Licensee shall not conduct any Research after the expiration of the Research Period if no Commercial License is obtained by Licensee during the Research Period.

7.2    Termination at Will by Licensee. Licensee shall have the right to terminate this Agreement in its entirety or on a Commercial License-by-Commercial License basis for any reason upon [***] prior written notice to Licensor. Upon termination in accordance with this Section 7.2, the licenses granted by Licensor pursuant to Article 2 shall terminate with regard to each Target for which a Commercial License has been terminated as provided above, or for all Targets, if this Agreement is terminated in its entirety. Licensee shall remain obligated for all payments due at the time of such notice and for any continuing obligations otherwise surviving and owed under this Agreement pursuant to Section 7.10 with regard to each terminated Commercial License and with regard to Targets for which the Commercial License has not been terminated by Licensee pursuant to this Section.

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7.3    Termination for Breach. Without prejudice to any other remedies that may be available under this Agreement, in the event that Licensee, on the one hand, or Licensor, on the other hand, has materially breached this Agreement, and the breaching Party has not cured such breach (to the reasonable satisfaction of the non-breaching Party) within [***] following its receipt of written notice thereof from the non-breaching Party, the non-breaching Party may terminate this Agreement, in whole or in part on a Commercial License-by-Commercial License basis (at the sole discretion of the non-breaching Party) by providing written notice to the other Party with immediate effect. Notwithstanding the foregoing, if such uncured material breach by Licensee involves only a specific Product or Target, then Licensor may terminate this Agreement only with respect to Licensee’s rights relating to such Product or Target.

7.4    Termination for Challenging IP Rights. If at any time during the Term of this Agreement, Licensee knowingly, directly or indirectly, opposes or assists any Third Party in opposing the grant of letters patent or any patent application within any of the Licensor Patent Rights, or disputes or knowingly, directly or indirectly, assists any Third Party in disputing the validity of any Patent within any of the Licensor Patent Rights or any of the claims thereof, Licensor shall be entitled at any time thereafter to terminate all or any of the licenses granted hereunder forthwith by notice to Licensee.

7.5    Termination for Insolvency. Either Licensor or Licensee may terminate this Agreement by written notice with immediate effect if the other is judicially declared to be insolvent, makes an assignment for the benefit of creditors, is the subject of proceedings in a voluntary or involuntary bankruptcy proceeding instituted on behalf of or against such Party (except for involuntary bankruptcies which are dismissed within [***], or has a receiver or trustee appointed for substantially all of its property.

7.6    Accrued Rights and Obligations. Termination or expiration of this Agreement, in whole or in part on a Commercial License-by-Commercial License basis, for any reason shall not (a) release any Licensor or Licensee from any liability which, at the time of such termination or expiration, has already accrued or which is attributable to a period prior to such termination or expiration or (b) preclude any Licensor or Licensee from pursuing any rights and remedies it may have hereunder, or at law or in equity, with respect to any breach of, or default under, this Agreement. Licensor or Licensee understand and agree that monetary damages may not be a sufficient remedy for a breach of this Agreement and that the Licensor or Licensee may be entitled to injunctive relief as a partial remedy for any such breach.

7.7    Inventory. Upon termination of this Agreement for any reason, Licensee and its Sublicensees may complete any production batches of Product in process at the date of such termination and sell or otherwise distribute the inventory of any Product then on hand until the second anniversary of the date of such termination. All such sale or distribution shall be subject to the relevant terms of this Agreement (including the payment of royalties thereon).

7.8    Destruction of Biological Materials. Upon termination (but not expiration) of this Agreement, Licensee and its Sublicensees shall promptly destroy all Potelligent [***], Vectors, Transfection Supplements, and all Transfected Cells, as well as all Antibodies, and an officer of Licensee shall provide Licensor with a written certification to such effect. Notwithstanding the foregoing the Parties may continue to exercise the rights granted in section 7.7 and Licensee shall

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be permitted to retain for an indefinite period a small sample not exceeding [***] of Antibody and [***] of Transfected Cells and Antibodies (“Retained Materials”) following the termination or expiration of this Agreement for regulatory purposes only. For the avoidance of doubt further research, development and/or manufacture shall not be undertaken on Retained Materials following termination and/or expiration of this Agreement.

7.9    Licenses. Upon expiration of this Agreement and any Commercial License and satisfaction of any outstanding payments to BioWa and Lonza by Licensee, the licenses granted to Licensee under Article 2 shall become fully paid up. The license(s) granted to Licensee in this Agreement shall terminate upon (a) any termination of this Agreement or (b) upon expiration of the Research Period if Licensee has not taken a Commercial License prior to such expiration, and, in such cases, Licensee shall cease, and cause its Sublicensees to cease, all uses of Licensor IP Rights or the Licensor Technology for any purposes, including but not limited to, the Research, development, manufacturing and commercialization of any Product. Notwithstanding the foregoing, Licensee may continue to exercise the option to obtain a Commercial License for the [***] following the expiration of the Research Period provided in Section 7.1 and the Parties may continue to exercise the rights granted in Section 7.7.

7.10    Survival. The following provisions of this Agreement shall survive expiration or termination of this Agreement: Article 1; Section 2.4 (regarding performance by Sublicensees); Section 2.5 (regarding Licensor’s retained rights); Section 2.7 (regarding limits on Licensee’s use of the Licensor Technology); Section 3.3 (regarding sole uses of Licensor Technology); Section 3.4 (regarding Licensee’s rights in Transfected Cells); Section 4.3 (regarding Confidentiality); Article 6 (regarding payment obligations incurred prior to termination or expiration, record retention and audit rights); Sections 7.6 through 7.10; Section 8.1 (regarding the ownership of IP rights); Section 8.2 (regarding Patent prosecution); Article 9 (regarding confidentiality); Sections 10.2 and 10.3 (regarding warranties accrued prior to termination or expiration); Sections 10.4, 10.5 and 10.6 (regarding warranty disclaimers); Article 11 (regarding indemnifications and limitation of liability); Article 12 (regarding dispute resolution); and Article 13 (regarding miscellaneous provisions).

ARTICLE 8

INTELLECTUAL PROPERTY

8.1    Ownership of IP.

8.1.1    General. Subject to Section 8.1.2, Licensor Improvements shall be owned by Licensor, and Licensee hereby assigns to Licensor its entire right, title and interest in and to any Licensor Improvements developed, conceived, reduced to practice, or invented by Licensee or its Sublicensees pursuant to the Activities contemplated by this Agreement. Licensee shall disclose or cause to be disclosed to Licensor all Licensor Improvements made by or under authority of Licensee or its Sublicensees pursuant to the Activities contemplated by this Agreement during the Term. Licensee (including its Sublicensees) shall maintain records in sufficient detail and in good scientific manner to properly reflect all work done and results achieved in connection with Licensor Improvements hereunder. Licensee (including its Sublicensees) shall promptly execute all documents and take all such other actions as may be reasonably requested to enable Licensor to Prosecute and Maintain Patents on the Licensor Improvements, provided, however, that Licensor grants to Licensee a non-exclusive, world-wide, fully paid-up license with a right to grant sublicenses, subject to Section 2.3, under such Licensor Improvements.

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8.1.2    Licensee Improvements. All Licensee Improvements shall be owned by Licensee and Licensor hereby assigns to Licensee its entire right, title and interest in and to any Licensee Improvements developed, conceived, reduced to practice, or invented by Licensor pursuant to the Activities contemplated by this Agreement. Licensor shall disclose or cause to be disclosed to Licensee all Licensee Improvements made by or under authority of Licensor pursuant to the Activities contemplated by this Agreement during the Term. Licensor shall maintain records in sufficient detail and in good scientific manner to properly reflect all work done and results achieved in connection with Licensee Improvements hereunder. Licensor shall promptly execute all documents and take all such other actions as may be reasonably requested to enable Licensee to Prosecute and Maintain Patents on the Licensee Improvements.

8.1.3    Cooperation. The Parties shall at all times fully cooperate in order to reasonably implement the provisions of this Article 8. Further, notwithstanding anything to the contrary herein, neither Party shall disclose Confidential Information of the other Party in a patent application of such Party without the prior written consent of the other Party.

8.2    Patent Prosecution. As between Licensor and Licensee, Licensor shall have the right, at its expense, to control the Prosecution and Maintenance of the Licensor Patent Rights and any Patents on Licensor Improvements as provided under Section 8.1.2 above, using counsel of its choice. Licensee shall have the right, at its expense, to control the Prosecution and Maintenance of Licensee Patent rights and any Patents on Licensee Improvements as provided under Section 8.1.2 above, using counsel of its choice. As used in this Article 8, “Prosecution and Maintenance” (and “Prosecute and Maintain”) shall mean the preparing, filing, prosecuting and maintenance of such Patents, as well as re-examinations, reissues, requests for patent term extensions and the like with respect to such Patents, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to such Patents.

8.3    Infringement by Third Party. Subject to the provisions of this Section 8.3, in the event that Licensee becomes aware that any Licensor Patent Right is being infringed by a Third Party or is subject to a declaratory judgment action arising from such infringement, Licensee shall promptly notify Licensor. Licensor shall have the sole right (but not the obligation) to enforce the Licensor Patent Rights covering the Licensor Technology (an “Enforcement Action”). Licensee shall reasonably cooperate with Licensor in all such actions or proceedings. Licensee agrees to be joined as a plaintiff if necessary and shall provide all reasonable cooperation (including any necessary use of its name) required to prosecute such litigation at Licensor’s cost and expense. Licensor shall have the sole benefit of any damages collected from any such Enforcement Action, except that any expense incurred by Licensee in support of such Enforcement Action shall be reimbursed to Licensee.

8.3.1    Royalty Step-Down. In the event that Licensor declines to enforce Licensor Patent Rights and such failure to enforce Licensor Patent Rights is shown by the Licensee to have a detrimental effect on the business opportunity to be exploited by the Licensee through licensing of the Licensor Technology (“Business Impact”) the Licensor and the Licensee shall, acting reasonably and in good faith, seek to agree a reduction in the royalties payable by Licensee

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for any Product sold in a country where the Licensor Patent Right is being infringed by a Third Party, such reduction to be proportionate to the Business Impact upon Product sales occasioned by reason of the infringement. Such reduction in royalty payments shall apply from the date of Business Impact and shall continue only for so long as the infringement is occurring and is having a Business Impact. If the Parties are unable to agree what the reduction in royalty payments should be within [***] of the date of notification by Licensee to Licensor of the Business Impact the matter may be referred by either Party for independent third party adjudication as follows: The matter will be determined by arbitration in New York, New York before one arbitrator. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules (http://www.jamsadr.com/files/Uploads/Documents/JAMS-Rules/JAMS_comprehensive_arbitration rules-2010.pdf). Judgment on any award may be entered in any court having jurisdiction. This clause shall not preclude Parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.

8.4    Third Party Infringement Claims. Licensee shall promptly notify Licensor in writing of any claims that Licensee’s use of the Licensor Patent Rights and/or Licensor Know-How infringes or improperly or unlawfully uses the proprietary rights of any Third Party. Unless the Parties agree otherwise in writing, each Party shall have the right to defend itself against a suit that names it as a defendant. Notwithstanding the foregoing, Licensor shall have the sole right but not the obligation to use commercially reasonable efforts to take all such steps and proceedings and to do all other acts and things as may in Licensor’s sole discretion be necessary to defend such claims and Licensee shall permit Licensor to have the sole conduct of any such steps and proceedings, including the right to settle them, subject to the provision of the last sentence of this Section 8.4. Licensee hereby agrees to use commercially reasonable efforts to co-operate fully with Licensor at Licensor’s cost and expense. Licensor shall be entitled to retain any and all monies received from such proceedings. For clarity, no Party shall enter into any settlement of any claim described in this Section 8.4 that adversely affects another Party’s proprietary rights, that requires another Party to pay money to a Third Party or that imposes liability on another Party without the other Party’s written consent, which consent shall not be unreasonably, conditioned, withheld or delayed.

8.5    Product Markings and Trademarks. Each Product marketed and sold by Licensee or its Sublicensees under this Agreement shall be marked with all patent and other intellectual property notices relating to the Licensor Patent Rights as may be required by applicable law. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a non-exclusive, revocable license, with the limited right to sublicense to its Sublicensees, to use and display the “Potelligent® [***] trademark solely for marking the Products, if required, under this Section 8.5.

ARTICLE 9

CONFIDENTIALITY AND PUBLICATION

9.1    Confidential Information. The Parties recognize that each Party’s Confidential Information constitutes highly valuable and proprietary assets of the disclosing Party.

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9.1.1    The Parties agree that Confidential Information does not include information that the receiving Party can demonstrate by written documentation:

(a)    is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, in the public domain or generally publicly available;

(b)    is rightfully known by the receiving Patty or its Affiliates without restriction on disclosure at the time of receiving such information, as evidenced by credible evidence;

(c)    is furnished to the receiving Party or its Affiliates by a Third Party under no obligation of confidentiality, as a matter of right and without restriction on disclosure; or

(d)    is independently discovered or developed by the receiving Party or its Affiliates without reference to or use of the disclosing Party’s Confidential Information.

9.1.2    Each Party agrees that, notwithstanding the termination or expiration of this Agreement, the receiving Party shall maintain all Confidential Information of a disclosing Party in confidence and shall not publish, disseminate or otherwise disclose a disclosing Party’s Confidential Information to any Third Party, nor use any Confidential Information of a disclosing Party, without the written consent of the disclosing Party, except for the purpose of this Agreement as provided in this Article 9. Notwithstanding the foregoing, the receiving Party may disclose and disseminate Confidential Information of the disclosing Party only to those Affiliates, Sublicensees, employees or contractors of the receiving Party who have a bona fide need to know for the purpose of this Agreement, and only after such Affiliates, Sublicensees, employees or contractors have been advised of the confidential nature of such information and are bound in writing by an obligation of confidentiality under terms substantially similar to, and as protective of the disclosing Party as, the confidentiality obligations in this Agreement.

9.2    Permitted Use and Disclosures. Each receiving Party may (i) use Confidential Information of a disclosing Party to exercise its rights or perform its obligations hereunder, or (ii) use or disclose Confidential Information of a disclosing Party to the extent such use or disclosure is reasonably necessary in (a) complying with applicable governmental regulations or otherwise submitting information to governmental authorities, (b) conducting clinical trials or applying for regulatory approvals, and (c) negotiating or making a permitted sublicense, provided that if a receiving Party is required to make any such disclosure of a disclosing Party’s Confidential Information pursuant to clause (ii)(a), it shall make commercially reasonable efforts to: (w) give prompt written notice to the disclosing Party of the proposed disclosure to the relevant governmental authority, with the objective, but subject to legal and regulatory requirements, of allowing the disclosing Party at least [***] to object to all or any portion of the disclosure before it is disclosed; (x) if advance notice is not commercially reasonably, provide written notice of disclosure immediately thereafter; (y) to the extent commercially reasonable, minimize the extent of such disclosure; and (z) secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise), it being understood that any information so disclosed shall otherwise remain subject to the limitations on use and disclosure hereunder. The Party proposing to disclose any Confidential Information under this provision shall take into reasonable consideration any comments and objections raised by the disclosing Party.

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9.3    Press Releases. The text of any press release or other communication to be published by or presented in the media concerning the subject matter of this Agreement shall require the prior written approval of all Parties, except as may be required by law or regulation. Notwithstanding the foregoing, the Parties hereby agree to issue a press release subsequent to the Effective Date, the content of which shall be approved by the Parties as soon as practical

9.4    Disclosures Required by Law. If a public disclosure is required by law, rule or regulation, including in a filing with the Securities and Exchange Commission, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure, but not later than [***] prior to the filing, for a non-disclosing Party’s prior review and comment and to allow a non-disclosing Party a reasonable time to object to any such disclosure or to request confidential treatment thereof.

9.5    Review of Proposed Publications, Presentations or Patent Applications. No Party shall publish any manuscript, abstract, specification, text and/or any other material (“Materials”) that includes information about this Agreement or another Party’s Confidential Information without providing a copy of the materials to the reviewing Parties and obtaining such other Parties’ consent pursuant to this Section 9.5. For clarity, this shall not limit Licensee from publishing its research or clinical results relating to any Product (including without limitation the results of any clinical trial), provided that Licensee may not disclose another Party’s Confidential Information. Without the consent of Licensor, Licensee shall not publish any Materials that disclose Confidential Information of Licensor. Without the consent of Licensee, Licensor shall not publish any Materials relating to any Product. A receiving Party shall review any such materials provided to it by the publishing Party to determine if Confidential Information is or may be disclosed. A reviewing Party shall notify the publishing Party in writing within [***] after receipt of the proposed publication if the receiving Party determines that Confidential Information of the reviewing Party is or may be disclosed. If it is determined by the receiving Party that patent applications should be filed, the publishing Party shall delay its submission for publication or presentation for a period not to exceed [***] from the reviewing Party’s receipt of the proposed publication to allow time for filing of one or more patent applications. In the event that the delay needed to complete the filing of any necessary patent application exceeds the [***] period, the Parties shall discuss the need for obtaining an extension of the publication delay beyond the [***] period. If it is determined by the reviewing Party that Confidential Information of such Party is being disclosed, the publishing Party shall comply with any request to remove the Confidential Information from the proposed publication to avoid such disclosure.

9.6    Confidential Terms. Except as expressly permitted in this Agreement, no Party shall disclose any terms of this Agreement to any Third Party without the prior written consent of the other Parties; except that such consent shall not be required for disclosure to actual or prospective investors or acquirers or to a Party’s accountants, attorneys and other professional advisors (provided that such disclosures shall be subject to continued confidentiality obligations at least as strict as are set forth herein).

9.7    Return or Destruction of Confidential Information. Upon termination or expiration of this Agreement, Licensor and Licensee shall each, at its sole discretion, either promptly return to the other all Confidential Information of the other (including any copies or extracts thereof) or destroy all such Confidential Information and all tangible items comprising,

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bearing or containing any such Confidential Information and provide a written certification of such destruction; provided, however, that each Party may retain one (1) copy of such Confidential Information for archival purposes and for ensuring compliance with this Article 9.

9.8    Use of Performance Data. Notwithstanding anything to the contrary contained in this Agreement, Licensee agrees that Licensor may use redacted cell line performance data for cell lines produced for Licensee hereunder for the purposes of marketing the Potelligent® [***] Technology. The Parties shall use the mechanism set forth in Section 9.5 for the review and clearance of any such redacted cell line performance data.

ARTICLE 10

REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1    Mutual Representations, Warranties and Covenants. Licensor and Licensee each warrants, represents and covenants to the other that:

10.1.1    Organization. It is duly organized and validly existing under the laws of its jurisdiction of incorporation, and has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

10.1.2    Authority. This Agreement has been duly authorized, executed and delivered by such Party and constitutes valid and binding obligations of such Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, and other laws of general application limiting the enforcement of creditors’ rights;

10.1.3    Consents and Approvals. Such Party has obtained all necessary consents, approvals and authorizations of all governmental authorities and Third Parties required to be obtained by such Party in connection with the execution of this Agreement;

10.1.4    No Conflicts. The execution, delivery and performance of this Agreement does not conflict with, or constitute a breach or default under any of the charter or organizational documents of such Party, any law, order, judgment or governmental rule or regulation applicable to such Party, or any material agreement, contract, commitment or instrument to which such Party is a party; and

10.1.5    Assignment of IP Rights. Each employee, consultant, agent or Sublicensee of such Party performing work under this Agreement has, and during the Term will have, a legally binding and outstanding obligation to assign the rights of such employee, consultant, agent or Sublicensee to any Improvements to such Party.

10.2    Licensor’s Representations, Warranties and Covenants. Licensor represents, warrants and covenants to Licensee that

10.2.1    it has the right to grant the rights and licenses granted herein and to provide the Know-How provided hereunder,

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10.2.2    Exhibit 1 identifies all Patents owned or Controlled by Licensors or their Affiliates that are required or useful to practice the Licensor Technology (without reference to a specific Product) as licensed hereunder;

10.2.3    in the performance of this Agreement, or the exercise of any rights obtained hereunder, Licensor will comply with all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect; and

10.2.4    to its knowledge, except as otherwise disclosed to Licensee, there are as at the Effective Date no claims asserted or threatened that any of the Licensor IP Rights or Licensor Technology infringe, misappropriate or violate any Third Party intellectual property rights.

10.3    Licensee’s Representations, Warranties and Covenants. Licensee represents, warrants and covenants to Licensor that in the performance of this Agreement, or the exercise of any rights obtained hereunder, Licensee will comply with and will cause its Affiliates and Sublicensees to comply with, all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect.

10.4    DISCLAIMER OF WARRANTIES. EXCEPT AS SET FORTH IN THIS AGREEMENT, LICENSOR AND LICENSEE MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OR CONDITIONS OF ANY KIND, EITHER EXPRESS OR IMPLIED (IN THE CASE OF LICENSOR, INCLUDING WITH RESPECT TO THE TECHNOLOGY), INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, VALIDITY OF THE PATENTS LICENSED HEREUNDER, OR NONINFRINGEMENT OF THE IP RIGHTS OF THIRD PARTIES. IN PARTICULAR, LICENSOR OFFERS NO REPRESENTATION OR WARRANTIES THAT THE USE OF ALL OR ANY PART OF THE TECHNOLOGY WILL RESULT IN THE SUCCESSFUL COMMERCIALIZATION OF ANY PRODUCT FOR ANY PURPOSE.

10.5    MATERIALS DISCLAIMER. THE TRANSFECTION SUPPLEMENTS, VECTORS AND POTELLIGENT® [***] TRANSFERRED PURSUANT TO THIS AGREEMENT, WHEN COMBINED WITH AN ANTIBODY, ARE IN THE DEVELOPMENTAL STAGE AND MAY HAVE HAZARDOUS PROPERTIES. THE VECTORS, TRANSFECTION SUPPLEMENTS AND POTELLIGENT® [***] ARE UNTESTED AND, EXCEPT AS SET FORTH IN THIS AGREEMENT, PROVIDED “AS IS” WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LICENSEE SHALL BEAR ALL RISK RELATING TO THE VECTORS, POTELLIGENT® [***], AND TRANSFECTION SUPPLEMENTS TRANSFERRED TO LICENSEE, AND LICENSOR SHALL NOT BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR ANY DAMAGES INCLUDING DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR COST OF PROCUREMENT OF SUBSTITUTE GOODS, SERVICES OR TECHNOLOGY IN CONNECTION THEREWITH.

10.6    IP DISCLAIMER. EXCEPT AS OTHERWISE EXPLICITLY PROVIDED IN THIS AGREEMENT, NOTHING IN THIS AGREEMENT IS OR SHALL BE CONSTRUED

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AS: (i) A WARRANTY OR REPRESENTATION BY LICENSOR AS TO THE VALIDITY, ENFORCEABILITY OR SCOPE OF ANY CLAIM WITHIN LICENSOR IP RIGHTS; (ii) A WARRANTY OR REPRESENTATION THAT ANYTHING MADE, USED, OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF UNDER ANY LICENSE GRANTED IN THIS AGREEMENT IS OR SHALL BE FREE FROM INFRINGEMENT OF ANY PATENT RIGHTS OR OTHER IP RIGHT OF A THIRD PARTY; (iii) AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST THIRD PARTIES FOR INFRINGEMENT OF ANY OF THE LICENSOR IP RIGHTS; OR (iv) GRANTING BY IMPLICATION, ESTOPPEL, OR OTHERWISE ANY LICENSES OR RIGHTS UNDER IP RIGHTS OF LICENSEE OR LICENSOR OR THIRD PARTIES, REGARDLESS OF WHETHER SUCH IP OR OTHER RIGHTS ARE DOMINANT OR SUBORDINATE TO ANY LICENSOR IP RIGHTS.

ARTICLE 11

INDEMNIFICATION

11.1    Indemnification by Licensee. Licensee shall defend, indemnify and hold harmless Licensor, its Affiliates, and their respective directors, officers, employees and agents from all claims, losses, damages and expenses, including reasonable legal expenses (“Losses”), each to the extent payable to a Third Party, resulting from suits, claims, actions, demands or other proceedings, in each case brought by a Third Party (“Claims”) to the extent arising out of or relating to (i) the gross negligence, unlawful act or willful misconduct of Licensee (including its Affiliates and Sublicensees) in connection with its or their performance of this Agreement; or (ii) the making, having made, distribution, sale, offer for sale or use of any Antibody or Product (but excluding Claims alleging that Licensor Technology infringes a Third Party’s intellectual property rights), except to the extent that such Losses are a direct result of Licensor’s gross negligence, willful misconduct or unlawful act or its breach of any covenant, representation or warranty made by it in this Agreement.

11.2    Indemnification by Licensor. Licensor, and each of them, shall jointly and severally defend, indemnify and hold harmless Licensee, its Affiliates, and their respective directors, officers, employees and agents from all Losses, each to the extent payable to a Third Party resulting from Claims arising out of or relating to Licensor’s gross negligence, willful misconduct or unlawful act, except to the extent that such Losses are a direct result of Licensee’s gross negligence, willful misconduct or unlawful act or its breach of any covenant, representation or warranty made by it in this Agreement.

11.3    Procedure. The following provisions are conditions on each Party’s indemnification obligations hereunder. If either Party intends to claim indemnification under this Article 11, it shall promptly notify the other Party (the “Indemnitor”) in writing of any Claims of a Third Party for which it (the “Indemnitee”) intends to claim such indemnification. Indemnitor shall have sole control of the defense and settlement of any such Claim, provided that Indemnitee shall have the right to participate in, and, to the extent Indemnitor so desires, to assume the defense thereof with counsel mutually satisfactory to the Parties. The obligations of this Article 11 shall not apply to amounts paid in settlement of any Claims of a Third Party if such settlement is effected without the consent of Indemnitor, which consent shall not be withheld or delayed unreasonably. The failure to deliver written notice to Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve

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Indemnitor of any obligation to Indemnitee under this Article 11. Indemnitee, its or their employees and agents, shall reasonably cooperate with Indemnitor and its legal representatives in the investigation of any Claim covered by this Article 11.

11.4    Insurance Proceeds. Any indemnification hereunder shall be made net of any insurance proceeds recovered by the Indemnitee; provided, however, that if, following the payment to the Indemnitee of any amount under this Article 11, such Indemnitee recovers any insurance proceeds in respect of the Claim for which such indemnification payment was made, the Indemnitee shall promptly pay an amount equal to the amount of such proceeds (but not exceeding the amount of such indemnification payment) to the Indemnitor.

11.5    Insurance. Each Party shall procure and maintain insurance policies underwritten by a reputable insurance company or self-insurance, including clinical trial and product liability insurance, and providing adequate coverage for its respective obligations and activities hereunder. Notwithstanding the foregoing, Licensee and its Affiliates shall procure and/or maintain policies of insurance for comprehensive general liability, clinical trials and products liability coverage in a minimum amount of US [***] with respect to Licensee’s performance under this Agreement.

11.6    Limitation of Liability. EXCEPT FOR BREACHES OF CONFIDENTIALITY AS SET FORTH IN ARTICLE 9, LICENSOR SHALL NOT BE LIABLE TO LICENSEE AND LICENSEE SHALL NOT BE LIABLE TO LICENSOR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE, SPECIAL OR INDIRECT DAMAGES, INCLUDING LOSS OF ANTICIPATED PROFITS, EXCEPT TO THE EXTENT SUCH DAMAGES WERE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR UNLAWFUL ACT OF THAT PARTY OR ITS AFFILIATES OR SUBLICENSEES. EXCEPT FOR BREACHES OF CONFIDENTIALITY AS SET FORTH IN ARTICLE 9, LICENSOR’S LIABILITY TO LICENSEE ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE [***].

ARTICLE 12

DISPUTE RESOLUTION

12.1    Dispute Resolution Philosophy and Process. Any dispute that may arise between Licensor and Licensee relating to the terms of this Agreement or the activities of the Parties shall be referred to (i) an officer of Licensee and (ii) an officer of each of Lonza and BioWa (collectively, the “Management Representatives”), who shall attempt in good faith to achieve a resolution. If such Management Representatives are unable to resolve such a dispute within [***] of the first presentation of such dispute to such Management Representatives, such dispute shall be referred to an appropriately senior officer of each of Lonza and BioWa and the an appropriately senior officer of Licensee (or their respective designees) who shall use their good faith efforts to mutually agree upon the proper course of action to resolve the dispute. If any dispute is not resolved by these individuals (or their designees) within [***] after such dispute is referred to them, or such longer period as they may mutually agree, then Licensee or Licensor shall have the right to pursue available legal remedies.

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12.2    No Limitation. Notwithstanding the foregoing, nothing in this Agreement shall be construed as limiting in any way the right of a Party to immediately seek temporary and/or preliminary injunctive relief from a court of competent jurisdiction with respect to any actual or threatened breach of this Agreement.

ARTICLE 13

MISCELLANEOUS PROVISIONS

13.1    Advice of Counsel. Licensee and Licensor have consulted counsel of their choice regarding this Agreement and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and shall be construed accordingly.

13.2    Assignment. Licensee shall not assign this Agreement without the prior written consent of Licensor, except that Licensee may assign this Agreement without consent to an Affiliate whose place of incorporation is in an Approved Territory, or to a successor to all or substantially all of its business or assets. In order for an assignment under this provision to become effective, the permitted assignee shall confirm to Licensor in writing that it will assume all obligations of Licensee under this Agreement from the date of the assignment. No assignment shall relieve the assignor of its obligations which accrued prior to the date of assignment. If any permitted assignment by Licensee would result in withholding or other similar taxes becoming due on payments to Licensor under this Agreement, Licensee shall be responsible for all such taxes and the amount of such taxes shall not be withheld or otherwise deducted from the amounts payable to Licensor. If, in such event, Licensor actually reduces the amount of income tax paid by it as a result of using a credit for the amount of such withholding or similar taxes paid by the Licensee, then Licensor shall promptly refund to Licensee the amount of such reduction in income tax resulting from the use of such credit. If any permitted assignment by Licensor would result in withholding or other similar taxes becoming due on payments to Licensor, Licensee may withhold such taxes for the account of Licensor to the extent required by law and treaty; Licensee will promptly provide Licensor with receipts from taxing authorities evidencing payment of all amounts withheld.

13.3    Binding Effect. This Agreement, the rights granted and obligations assumed hereunder shall be binding upon and shall inure to the benefit of Licensee, Licensor and their respective successors and permitted assigns.

13.4    Counterparts. This Agreement may be executed in counterparts, or facsimile versions, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.

13.5    Entire Agreement. This Agreement and the 2007 License and 2009 MedImmune Lonza License and the exhibits and schedules hereto and thereto, constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and thereof, and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter.

13.6    Force Majeure. The failure of Licensor or Licensee to timely perform any obligation under this Agreement by reason of epidemic, earthquake, riot, civil commotion, fire, act

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of God, war, terrorist act, strike, flood, or governmental act or restriction, or other cause that is beyond the reasonable control of that Party shall not be deemed to be a material breach of this Agreement, but shall be excused to the extent and for the duration of such cause, and that Party shall provide the other Parties with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities) and shall use commercially reasonable efforts to avoid or remove such cause, and shall perform its obligation(s) with the utmost dispatch when the cause is removed. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than[***], the Parties hereto shall consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.

13.7    Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement. The Parties shall cooperate and use commercially reasonable efforts to make all other registrations, filings, and applications, to give all notices, and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits, and waivers, if any, and to do all other things necessary or desirable for the consummation of this Agreement.

13.8    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the application of principles of conflicts of law.

13.9    Interpretation. The captions and headings in this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any provisions of this Agreement. Unless specified to the contrary, references to Articles, Sections or Exhibits mean the particular Articles, Sections or Exhibits to this Agreement and references to this Agreement include all Exhibits hereto. Unless the context otherwise clearly requires, whenever used in this Agreement: (i) the words “include” or “including” shall be construed to have the inclusive meaning frequently identified with the phrase “including but not limited to” or “including without limitation;” (ii) the word “day” or “year” means a calendar day or year; (iii) the word “notice” shall mean notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (iv) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits); (v) the word “or” shall be construed to have the inclusive meaning identified with the phrase “and/or;”(vi) words of any gender include the other gender; (vii) references to the plural shall be deemed to include the singular and the plural, the part and the whole; and (viii) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement law, rule or regulation thereof.

13.10    No Implied Licenses to Use of Name or Trademark. Except as otherwise specifically provided in Section 8.5, no right, expressed or implied, is granted by this Agreement to a Party to use in any manner the name or any other trademark of any other Party in connection with the performance of this Agreement.

13.11    Independent Contractors. Each Party is an independent contractor under this Agreement. Nothing contained in this Agreement is intended nor is to be construed so as to

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constitute Licensee or Licensor as partners or joint venturers with respect to this Agreement. No Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of any other Party, or to bind any other Party to any other contract, agreement or undertaking with any Third Party or Affiliate.

13.12    Notices and Deliveries. Any formal notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing in English and shall be deemed to have been sufficiently given when it is received, whether delivered in person, transmitted by facsimile or electronic mail with contemporaneous confirmation by mail, delivered by certified mail (or its equivalent), or delivered by courier service (receipt required), to the Party to which it is directed at its address shown below or such other address as such Party shall have last given by notice to the other Parties.

If to Licensor: [***]	With a copy to: [***]

And [***]	With a copy to: [***]

If to Licensee: MedImmune, LLC One MedImmune Way Gaithersburg, Maryland 20878 Attention: SVP, Business Development	With a copy to: MedImmune, LLC One MedImmune Way Gaithersburg, Maryland 20878 Attention: Legal Affairs

13.13    Severability. If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, so long as the Agreement, taking into account said voided provision, continues to provide the Parties with materially the same benefits as set forth in this Agreement on the Effective Date. If, after taking into account said voided provision, the Parties are unable to realize materially the same benefits as set forth in this Agreement on the Effective Date, the Parties shall negotiate in good faith to amend this Agreement to reestablish (to the extent legally permissible) the benefits as provided the Parties under this Agreement on the Effective Date.

13.14    Waiver. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition.

13.15    Exhibits. The exhibits attached to this Agreement shall form an integral part hereof. In the event of any inconsistency between this Agreement and any exhibit, this Agreement shall prevail.

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13.16    Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to any section of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under section 365(n) of the Bankruptcy Code.

IN WITNESS WHEREOF, the Parties have put their names and affixed their seals or executed this Agreement and each Party shall have one (1) copy.

LONZA SALES AG	BIOWA, INC.

By: _[***]_	By: _[***]
Name: [***]	Name: [***]
Title: [***].	Title: [***]

LONZA SALES AG

By: [***]

Name: [***]

Title:

MEDIMMUNE, LLC

By: _[***]

Name: [***]

Title: [***]

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EXHIBIT 1

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EXHIBIT 2

Procedure for Identifying Targets

I. Protein targets

A protein target should be identified by a UniGene cluster number, its cluster title, and commonly used generic name(s).

1.

Retrieve the accession number for the nucleotide sequence of your target, assigned by GenBank, EMBL, DDBJ or RefSeq. You may visit the NCBI/GenBank website (http://www.ncbi.nlm,nih.gov/entrez/query.fcgi?db=Nucleotide) to obtain the accession number.

1.	Format of accession numbers to GenBank/EMBL/DDBJ is one letter followed by five digits or two letters followed by six digits, e.g.; U12345 or AY123456.

2.	Format of accession numbers to RefSeq is two letters, an underscore bar, and six digits, e.g.; NM__000492.

1.	Search a UniGene cluster number for a target by using its accession number for a query at the UniGene website of NCBI (http://www.ncbi.nlm.nih.gov/entrez/query.fegi?db=unigene).

1.	Format of UniGene cluster number for human gene/protein is “Hs.” followed by digits, e.g.,; Hs. 1, Hs. 1234, Hs. 123456.

1.	Submit to Third Party Reviewer the UniGene cluster number along with the cluster title and other generic names that would be helpful to identify the target.

1.    For example, human p53 should be submitted as follows;

Generic name; p53, TP53

UniGene cluster number; Hs.408312

UniGene cluster title; Tumor protein p53 (Li-Fraumeni syndrome) (TP53)

2.    Third Party Reviewer identifies a target by using all of generic name(s), a UniGene cluster number, and a UniGene cluster title.

3.    Third Party Reviewer shall notify a submitting party whether a submitted target is not contained on the current list of Excluded Targets.

4.    Should Third Party Reviewer believe that an overlap of targets has occurred, it will request any information necessary to determine whether an overlap has in fact occurred.

Note: UniGene cluster number may change, due to potential re-clustering of UniGene clusters, as described in the UniGene website (http://www.ncbi.nlm.nih.gov/UniGene/FAQ.html). To minimize the potential risk of mis-election in the future, it is recommended to follow the following procedure even after the election of target.

1.

Search the UniGene cluster number periodically (e.g., monthly) by using the elected UniGene cluster number for a query at the UniGene website, to confirm that the elected UniGene cluster number has not been changed.

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1.

Should the UniGene cluster number have been changed, the party should submit the new UniGene cluster number, along with the cluster title and other generic names, to Third Party Reviewer to replace the previous number with the new one. Since UniGene cluster numbers are not be reused, the previous UniGene cluster number of the target is not necessarily on the Excluded Target list after the replacement.

Note: Each submitting party warrants that the submitted information regarding the target is correct and updated.

II. Carbohydrate targets

A carbohydrate related target should be identified by generic name(s) and a structural representation, written according to the rules and recommendations of the Biomedical Nomenclature Committees, as recommended by the Journal of Biological Chemistry (http://www.jbc.org/misc/ifora.shtml#_Chemical_and_Mathematical_Usage).

URLs of the Biomedical Nomenclature Committees

Top	; http://www.chem.qmul.ac.uldiupac/jcbn/
Carbohydrates	; http://www.chem.qmulac.uldiupac/2carb/
Glycoproteins	; http://www.chem.qmul.ac.uk/iupac/misc/glycp .html
Glycolipids	; http ://www.chem.qmul.ac.uk/iupac/mis c/glylp.html

1.

Represent a structure of a target according to the nomenclature. For clarity, the following rules are applied to the writing of carbohydrate structures, according to the section 2-Carb-38 in Nomenclature of Carbohydrates (http://www.chem.qmuLae.uldiupac/2carb/38.html).

a)	Symbols, such as Glc, GalNAc, or Neu5Ac, are used for monosaccharide residues in carbohydrate chains, as listed in the section 2-Carb-38.1 in Nomenclature of Carbohydrates.

b)	The reducing group is at the right-hand end. Also, when there is a glycosyl linkage to a non-carbohydrate moiety (e.g. protein, peptide or lipid), the glycosyl residue involved appears at the right.

c)	The short form, described in the section 2-Carbo-38.5 in Nomenclature of Carbohydrates, is used for representation of carbohydrate chain.

2.	Submit the generic name(s) and the structure of the target to Third Party Reviewer.

1.	Examples

Generic Name:	Blood group A, Blood group A trisaccharide
Structure:	GaINAca3(Fuca2)Gal

Generic name:	Lewis a antigen, Lea
Structure:	Ga1ß3(Fuca4)G1cNAc

Generic name:	Sialyl-Lewis x antigen, Sialyl-Lex, SLe[x]

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Structure:	Neu5Aca3Ga1ß4(Fuca3)G1cNAc
Generic name:	GD2, Ganglioside GD2
Structure:	GaINAcß4(Neu5Aca8Neu5Aca3)Galß4GlcCer
(Cer ; ceramide)

Note: Should there be several different generic names on a target, it is recommended that those alternative names be submitted as much as possible.

2.	Third Party Reviewer identifies a target by using both of generic name(s) and a structural representation.

3.	Third Party Reviewer shall notify a submitting party whether a submitted target is not contained on the current list of Excluded Targets.

4.	Should Third Party Reviewer believe that an overlap of targets has occurred, it will request any information necessary to determine whether an overlap has in fact occurred.

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EXHIBIT 3

PROGRESS REPORT

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4.    Was amplification performed?

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EXHIBIT 4

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EXHIBIT 5

SPECIFICATIONS

[This Exhibit intentionally left blank.]

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EXHIBIT 6

APPROVED THIRD PARTY CONTRACTORS

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EXHIBIT 7

LIST OF COMPETITORS TO BIOWA

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